PREFERRED APARTMENT COMMUNITIES, INC.
SALES AGREEMENT
June 21, 2019

RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281	D.A. Davidson & Co. 8 Third Street North Great Falls, Montana 59401
JonesTrading Institutional Services LLC 757 Third Avenue, 23rd Floor New York, New York 10017	JMP Securities LLC 600 Montgomery Street, 11th Floor San Francisco, California 94111
B. Riley FBR, Inc. 299 Park Avenue, 7th Floor New York, NY 10017	National Securities Corporation 200 Vesey Street, 25th Floor New York, New York, 10281
Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street NW, Suite 303 Washington, DC 20007

As Agents

Royal Bank of Canada c/o RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281

As Forward Purchaser

Ladies and Gentlemen:
Preferred Apartment Communities, Inc., a Maryland corporation (the “Company”), confirms its agreement with RBC Capital Markets, LLC (“RBC”), JonesTrading Institutional Services LLC (“Jones Trading”), B. Riley FBR, Inc. (“FBR”), Compass Point Research & Trading, LLC (“Compass”), D.A. Davidson & Co. (“D.A. Davidson”), JMP Securities LLC (“JMP”) and National Securities Corporation (“National”), each as sales agent and/or principal and/or, in the case of RBC, forward seller (in any such capacity, each an “Agent” and together the “Agents”) and Royal Bank of Canada, as forward purchaser (in such capacity, the “Forward Purchaser”), as stated in this agreement (as the same may be amended or supplemented from time to time, this “Agreement”). For purposes of clarity, it is understood and agreed by the parties hereto that, if Shares are offered or sold through RBC acting as forward seller for the Forward Purchaser, then RBC, as forward seller, shall be acting as sales agent for the Forward Purchaser with respect to the offering and sale of such Shares, and, except in cases where this Agreement expressly refers to an Agent acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to any Agent acting as sales agent shall also be deemed to apply to RBC when acting as forward seller, mutatis mutandis; provided that RBC shall be the only Agent acting as a forward seller.
The Company may, subject to the terms and conditions stated herein, (i) issue, offer and sell from time to time to or through the Agents, severally and not jointly, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and (ii) instruct RBC to offer and sell shares of Common Stock as forward seller, having, with respect to (i) and (ii) above combined, an aggregate gross sales price (the “Maximum Program Amount”) of up to $125,000,000 (the “Shares”), on the terms and subject to the conditions stated in this Agreement and, if applicable, in any Terms Agreement or Confirmation (as such terms are hereinafter defined). The Company agrees that if and when it determines to sell Shares directly to one or more of the Agents, acting as principal, the Company will enter into a separate agreement in substantially the form of Annex B hereto relating to such sale, with such changes to such form as the parties thereto may agree (each a “Terms Agreement”). Any Shares issued and sold by the Company through any of the Agents, acting as sales agents for the Company, or to any of the Agents, acting as principal, pursuant to this Agreement and, if applicable, any Terms Agreements, are hereinafter sometimes called “Primary Shares.”
The Company may also enter into one or more forward stock purchase transactions with the Forward Purchaser as set forth in one or more separate letter agreements, each in substantially the form attached as Annex C hereto (each, a “Confirmation” and, collectively, the “Confirmations”). Under each Confirmation, the Company will, on the terms and subject to the conditions set forth in such Confirmation and in this Agreement, deliver to the Forward Purchaser, or an affiliate thereof (including the Agent affiliated with the Forward Purchaser), up to the maximum number of shares of Common Stock as may be sold in accordance with this Agreement in connection with such Confirmation. In connection with any Confirmation entered into as contemplated by this Agreement, it is contemplated that the Forward Purchaser will attempt to borrow and then offer, through RBC, acting as forward seller and sales agent on behalf of the Forward Purchaser, the applicable Shares for sale on the terms and subject to the conditions set forth in this Agreement. The aggregate gross sales price of the Shares that may be sold pursuant to this Agreement (including Shares borrowed by the Forward Purchaser and sold through RBC, as forward seller, in connection with any Confirmation) and any Terms Agreements shall not exceed the Maximum Program Amount.
References to “gross sale proceeds” or “gross proceeds” from the sale of any Shares (and any similar references) shall be deemed to mean, in the case of any Shares sold to any Agents pursuant to any Terms Agreement, the public offering price of such Shares reflected in the pricing supplement related to such Terms Agreement.
The Company hereby confirms its agreement with each of the Agents and the Forward Purchaser as follows:
1.Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and covenants with, each Agent and the Forward Purchaser as follows:

(a)    A registration statement on Form S-3 (File No. 333-211178) relating to the Shares (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) has been filed with the Commission under the Securities Act, (iii) has become effective under the Securities Act, and (iv) is effective under the Securities Act. Electronic copies of such registration statement and any amendments thereto have been delivered by the Company to the Agents. As used in this Agreement:
(i)    “Applicable Time” means, with respect to any Shares, any time that a purchaser shall agree to purchase Shares through an Agent, acting as sales agent or forward seller, or from an Agent, acting as principal, pursuant to this Agreement or pursuant to a Terms Agreement to which such Agent is a party;
(ii)    “Base Prospectus” means the base prospectus included in the Prospectus most recently filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act;
(iii)    “Effective Date” means any date as of which any part of the Registration Statement (as defined below) relating to the Shares became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations thereunder;
(iv)    “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares;
(v)    “Disclosure Package” means (A) either (1) as of any Applicable Time relating to an offering of Shares through an Agent, acting as sales agent, the Prospectus, as amended and supplemented (if applicable) as of such Applicable Time but excluding any pricing supplement or preliminary pricing supplement prepared in connection with an offering of Shares by any Agent as principal pursuant to a Terms Agreement, or (2) as of any Applicable Time relating to an offering of Shares by an Agent as principal pursuant to a Terms Agreement, the preliminary prospectus prepared in connection with such offering as contemplated by Section 3(a)(xxvi) hereof, as amended and supplemented (if applicable) as of such Applicable Time, and any Issuer Free Writing Prospectus relating solely to the offering of Shares pursuant to such Terms Agreement and consented to in writing by such Agent as provided in Section 3(a)(vi) hereof, as the case may be, and (B) each Issuer Free Writing Prospectus (other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act and, except as is applicable in the case of clause (A)(2) of this paragraph, other than an Issuer Free Writing Prospectus referred to in clause (A)(2) of this paragraph) filed or used by the Company on or before such Applicable Time in connection with the offering of Shares, taken together (collectively, and, with respect to any Shares, including the public offering price of such Shares);
(vi)    “preliminary pricing supplement” means any preliminary prospectus supplement to the Prospectus relating to an offering of Shares by any Agent as principal pursuant to a Terms Agreement in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act as contemplated by Section 3(a)(xxvi) hereof;
(vii)    “preliminary prospectus” means, with respect to any offering of Shares by any Agent as principal pursuant to a Terms Agreement (A) the Prospectus, in the form most recently filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act and (B) the preliminary pricing supplement relating to such offering;
(viii)    “pricing supplement” means any prospectus supplement to the Prospectus relating to an offering of Shares by any Agent as principal pursuant to a Terms Agreement in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act as contemplated by Section 3(a)(xxvi) hereof;
(ix)    “Prospectus” means the Prospectus Supplement and the accompanying Base Prospectus, in the form most recently filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act; provided that, when used with respect to any offering of Shares by an Agent as principal pursuant to a Terms Agreement, the term “Prospectus” means (A) the Prospectus Supplement and the accompanying Base Prospectus, in the form most recently filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act and (B) the pricing supplement relating to such offering;
(x)    “Prospectus Supplement” means the prospectus supplement (other than a preliminary pricing supplement or a pricing supplement prepared in connection with an offering of Shares by any Agent as principal pursuant to a Terms Agreement) specifically relating to the Shares, in the form in which such prospectus supplement has most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act; and
(xi)    “Registration Statement” means, collectively, and subject to Section 3(a)(xxviii), the various parts of the registration statement referred to in the first paragraph of this Section 1(a), each as amended as of the Effective Date for such part, including any Prospectus and all exhibits to such registration statement, and including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of such Effective Date.
All references in this Agreement to financial statements and other information which is “described,” “disclosed,” “contained,” “included” or “stated” in the Registration Statement, any preliminary pricing supplement, any preliminary prospectus, any pricing supplement, the Base Prospectus, the Disclosure Package, the Prospectus Supplement or the Prospectus (and other references of like import) shall be deemed to mean and include all such financial statements and other information that is incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary pricing supplement, such preliminary prospectus, such pricing supplement, the Base Prospectus, the Disclosure Package, the Prospectus Supplement or the Prospectus, respectively.
Any reference to the date of any preliminary prospectus means the date of the applicable preliminary pricing supplement. Any reference to the date of the Prospectus means the date of the Prospectus Supplement or, in the case of any offering of Shares by an Agent as principal pursuant to a Terms Agreement, the date of the applicable pricing supplement. Any reference to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such preliminary prospectus or the date of the Prospectus, as the case may be. Any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such preliminary prospectus or the Prospectus, as the case may be, and incorporated by reference in such preliminary prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company’s knowledge, threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.
(b)    The Registration Statement, and any post-effective amendment thereto, has been declared effective by the Commission. The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Shares, including not having been an “ineligible issuer,” as defined in Rule 405 of the Securities Act, (x) at the time of filing the Registration Statement and any post-effective amendment thereto, (y) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Shares and (z) at the date of this Agreement, any Terms Agreement and any Confirmation.
(c)    The Registration Statement conformed and will conform in all material respects on each Effective Date and on each Delivery Date (as defined in Section 2(h) below), and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. Each preliminary prospectus and the Prospectus conformed and will conform, in all material respects when such documents were or are, as the case may be, filed with the Commission pursuant to Rule 424(b) under the Securities Act and on each Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any preliminary prospectus and the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
(d)    The Registration Statement did not and will not, as of any Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Agents or the Forward Purchaser specifically for inclusion therein, which information is specified in Section 6(b).
(e)    The Prospectus, as amended and supplemented from time to time, did not and will not, as of its date or as of any Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Agents or the Forward Purchaser specifically for inclusion therein, which information is specified in Section 6(b).
(f)    The documents incorporated by reference in any preliminary prospectus and the Prospectus did not or will not, as the case may be, when they became or become effective or were or are filed with the Commission, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(g)    The Disclosure Package did not and will not, as of any Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Agents or the Forward Purchaser specifically for inclusion therein, which information is specified in Section 6(b).
(h)    Each Issuer Free Writing Prospectus conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied, or will comply, as the case may be, with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made, and without the prior written consent of the Agents and Forward Purchaser will not make, any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus (except that, in the case of any Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement, only the prior written consent of the Agent or Agents, as applicable, party to such Terms Agreement shall be required). The Company has retained or will retain, as the case may be, in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not or are not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.
(i)    Distribution of Offering Material By the Company. The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any preliminary prospectus reviewed and consented to by the applicable Agent or Agents as contemplated by Section 3(a)(v), the Prospectus, any Issuer Free Writing Prospectus (in connection with the offering of the Shares) reviewed and consented to by the applicable Agent or Agents as contemplated by Section 3(a)(v) (except that, in the case of any preliminary prospectus or Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement, only the review by and consent of the Agent or Agents, as applicable, party to such Terms Agreement as contemplated by Section 3(a)(v) shall be required) or the Registration Statement.
(j)    Organization; Execution, Delivery and Performance.
(1)The Company and each of its “significant subsidiaries” as defined by Rule 1-02(w) of Regulation S-X under the Securities Act (each a “Subsidiary” and collectively, the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted, except where the failure to be or to do so would not have a Material Adverse Effect (as defined herein). Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. For the purposes hereof, “Material Adverse Effect” shall mean any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is materially adverse to (i) the financial condition, business affairs, properties, results of operations or business prospects of the Company and its Subsidiaries considered as one enterprise, or (ii) the ability of the Company to perform its obligations under this Agreement or any Confirmation or the validity or enforceability of this Agreement against the Company or any Confirmation. As used in this Agreement, “business prospects” excludes any development resulting from any event, circumstance, development, change or effect (A) in general economic or business conditions, (B) in financial or securities markets generally, or (C) generally affecting the business or industry in which the Company operates.

(2)The Company has no Subsidiaries other than those listed on Exhibit 21.1 to the Company’s most recently filed Annual Report on Form 10‑K. Except as set forth in the Disclosure Package and the Prospectus, (i) the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all liens, security interests, charges, pledges or similar encumbrances (“Liens”), and (ii) comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive rights of first refusal and other similar rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital stock or other equity securities of its Subsidiaries.
(3)The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, any Confirmation and any Terms Agreement and to consummate the transactions contemplated hereby and thereby and the Company has the requisite power and authority to issue the Shares and the Confirmation Shares (as defined herein) in accordance with the terms hereof and thereof. The issuance, sale and/or delivery by the Company of any shares of Common Stock to the Forward Purchaser or any of its affiliates pursuant to the terms of any Confirmation (the “Confirmation Shares”) in accordance with the terms thereof and the delivery by the Forward Purchaser or any of its affiliates of such Confirmation Shares to close out open borrowings of Common Stock created in the course of the hedging activities by the Forward Purchaser or any of its affiliates relating to the Forward Purchaser’s exposure under such Confirmation do not and will not require registration under the Securities Act.
(4)The execution and delivery of this Agreement, any Terms Agreement and any Confirmation by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required.
(5)This Agreement has been duly executed and delivered by the Company by its authorized representatives, and such authorized representatives are true and official representatives with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly.
(6)This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Any Terms Agreement or Confirmation, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(k)    Conflicts.
(1)The execution, delivery and performance of this Agreement, any Terms Agreement and any Confirmation by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not:
(i)    conflict with or result in a violation of any provision of the charter of the Company or any of its Subsidiaries or by-laws of the Company or any of its Subsidiaries as in effect on the date hereof;
(ii)    violate or conflict with, or result in a breach of any provision of, or constitute a default and/or an event of default (or an event which with notice or lapse of time or both could become a default and/or an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts, breaches, defaults or events of default as would not, individually or in the aggregate, have a Material Adverse Effect on the Company; or
(iii)    result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company, any of its Subsidiaries or the Company’s securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect on the Company.
(2)Neither the Company nor any of its Subsidiaries is in violation of its charter, by-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default), under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or of any of its Subsidiaries is bound or affected, except for possible defaults, events, terminations, amendments, accelerations or cancellations which would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and of all of its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Securities Act, the Exchange Act, or any applicable state securities laws, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, any Terms Agreement or any Confirmation in accordance with the terms hereof or thereof or the consummation of the transactions contemplated hereby and thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its Subsidiaries is required to obtain prior to each Settlement Date as pursuant to the preceding sentence will be obtained or effected on or prior to such time.
(l)    Capitalization.
(1)All the issued and outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and issued in compliance with federal and state securities laws and conform to the description of such shares contained in the Prospectus. The capitalization of the Company is as set forth under the caption “Description of Capital Stock” in the Prospectus. The Primary Shares, when issued and delivered, will be duly authorized for issuance and sale pursuant to this Agreement and any Terms Agreement, if applicable, and, when issued and delivered by the Company against payment therefor pursuant to this Agreement and any Terms Agreement, if applicable, will be duly authorized, validly issued, fully paid and non-assessable, will be issued in compliance with federal and state securities laws and will conform to the information in the Prospectus and to the description of such Primary Shares contained therein; the Confirmation Shares, when issued and delivered, will be duly authorized for issuance and sale pursuant to the applicable Confirmation and, when issued and delivered by the Company against payment therefor pursuant to such Confirmation, will be duly authorized, validly issued, fully paid and non-assessable, will be issued in compliance with federal and state securities laws and will conform to the information in the Prospectus and to the description of such Confirmation Shares contained therein.
(2)Except as disclosed in the Disclosure Package and the Prospectus:
(i)    there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company;

(ii)    there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act;
(iii)    there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Primary Shares or Confirmation Shares; and
(iv)    no shares of capital stock and/or other securities of the Company are subject to preemptive rights, rights of first refusal and/or any other similar rights of the stockholders of the Company and/or any other person or entity (a “Person”) or any Lien imposed through the actions or failure to act of the Company.
(3)The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act and the Company has not received any notification that the Commission is contemplating terminating such registration; and the Company has not received any notification that the New York Stock Exchange (the “NYSE”) is contemplating terminating the listing of the Common Stock.
(m)    SEC Information. The SEC Documents have been made available to the Agents and the Forward Purchaser via EDGAR. As used herein, “SEC Documents” means all of the Company’s reports, schedules, financial statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act since December 31, 2017, including, without limitation, the Company’s annual report on Form 10‑K for the year ended December 31, 2017, the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, the Company’s current reports on Form 8‑K filed since December 31, 2017 and the Company’s proxy statement on Schedule 14A filed with the Commission on March 16, 2018, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, which are “filed” information (but excluding all information contained therein that is deemed to be “furnished” information).
(n)    Company Financial Statements.
(1)As of their respective dates, the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of the filing. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved except:

(i)    as may be otherwise indicated in such financial statements or the notes thereto; or
(ii)    in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements.
(2)The Company Financial Statements fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, if any, as of the dates thereof and the consolidated results of their operations, stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
(3)Except as expressly set forth in the Company Financial Statements or in the Disclosure Package and the Prospectus, the Company has no material liabilities, contingent or otherwise, other than:
(i)    liabilities incurred in the ordinary course of business subsequent to December 31, 2017; and
(ii)    obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements.
(4)All information relating to or concerning the Company and its officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company’s internal financial accounting controls and procedures) set forth in the Disclosure Package and the Prospectus, when taken together as a whole, does not contain an untrue statement of material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.
(5)Other than the Company Financial Statements, no other financial statements are required by the Securities Act to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Securities Act, other than those set forth or incorporated by reference therein.
(o)    Internal Controls and Compliance with the Sarbanes-Oxley Act. The Company is in compliance with, and there has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply, in all material respects, with the Sarbanes-Oxley Act of 2002 (“SOX”). The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the applicable Securities Laws (as defined below) and are sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B)

transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) receipts and expenditures are being made only in accordance with management’s general or specific authorization; (D) access to assets is permitted only in accordance with management’s general or specific authorization; and (E) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company in accordance with the rules of NYSE. The Company has not publicly disclosed or reported to the Audit Committee or the Board of Directors of the Company a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls, any violation of, or failure to comply with, the applicable Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect. Except as described in the Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected or is reasonably likely to materially affect the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies or material weaknesses. For the purposes hereof, “Securities Laws” means, collectively, SOX, the Securities Act, the Exchange Act, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in SOX) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of NYSE.
(p)    Disclosure Controls. The Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to provide reasonable assurances that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
(q)    Intellectual Property. Except as set forth in the Disclosure Package and the Prospectus, the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property Rights”) reasonably necessary to conduct the business now operated by them. None of the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property Right or of any facts or circumstances that would render any Intellectual Property Right invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.
(r)    Permits; Compliance. Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), except as described in the Registration Statement and the Prospectus or where such failure to possess would not have a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or except as described in the Registration Statement and the Prospectus. The Company has received no notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect or except as described in the Registration Statement and the Prospectus.
(s)    Absence of Litigation. Except as set forth in the Disclosure Package and the Prospectus, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self- regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, or the Company’s or any of its Subsidiaries’ businesses, properties or assets or the Company’s or any of its Subsidiaries’ officers or directors in their capacity as such, that would reasonably be expected to result in a Material Adverse Effect.
(t)    No Material Changes. Except as set forth in the Disclosure Package and the Prospectus, since December 31, 2017, there has not been: (i) any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business (any such change is called a “Material Adverse Change”); (ii) to the Company’s knowledge, any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or (iii) any incurrence of any material liability outside of the ordinary course of business.
(u)    Labor Matters.
(1)Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreements. Neither the Company nor any of its Subsidiaries has violated in any material respect any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.
(2)Each of the Company and its Subsidiaries is, and during the three years prior to the date hereof, has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization.
(v)    Hazardous Materials. Except as described in the Registration Statement, and the Prospectus, there has not been any (i) unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, “Hazardous Materials”) on any of the properties owned by it or its Subsidiaries or subject to mortgage loans owned by the Company or any of its Subsidiaries, or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence in the case of clauses (i) and (ii) would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. In connection with the properties owned by the Company and its Subsidiaries or subject to mortgage loans owned by the Company or any of its Subsidiaries, except as described in the Registration Statement and the Prospectus, there has been no material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, except as would not, individually or in the aggregate, reasonably result in a Material Adverse Effect.
(w)    Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), which violation includes, without limitation, noncompliance with any material permits or other material governmental authorizations required for the operation of the business of the Company under applicable Environmental Laws, or noncompliance with any material terms and conditions thereof, nor has the Company or any of its Subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is in violation of any Environmental Law that remains outstanding or unresolved; (ii) there is no pending claim, action or cause of action filed with a court or governmental authority, no pending investigation with respect to which the Company or any of its Subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials at any location owned, leased or operated by the Company or any of its Subsidiaries, now or in the past, pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries; and (iii) to the knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Hazardous Materials, that reasonably would result in a violation of any Environmental Law.
(x)    Tax Returns. Each of the Company and its Subsidiaries has filed all federal, state and foreign income tax returns required to be filed by or on behalf of the Company or any of its Subsidiaries on or before the due dates therefor (taking into account all extensions of time to file) and has paid or provided for the payment of all such taxes indicated by such tax returns and all assessments received by the Company any of its Subsidiaries to the extent that such taxes or assessments have become due. There are no taxes that have been assessed on the Company or any Subsidiary or are due by the Company or any Subsidiary that have not been paid, except for the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. The Company has no knowledge of any material tax deficiency that has been threatened or asserted in writing against the Company or its Subsidiaries.
(y)    Certain Transactions. Except as set forth in the Disclosure Package and the Prospectus, there are no loans, leases, royalty agreements or other transactions between (i) the Company or any of its Subsidiaries, on the one hand, and (ii) any officer or director of the Company, any person owning five (5%) percent or more of the capital stock of the Company, any member of the immediate family of such officer, director or 5% or more stockholder, or any corporation or other entity controlled by such officer, director or 5% or more stockholder.
(z)    Property Ownership. Except as set forth in the Disclosure Package and the Prospectus and except as would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, (i) each of the Company and its Subsidiaries owns its property and assets free and clear of all Liens, except such Liens which arise in the ordinary course of business and do not impair its ownership or use of such property or assets, and (ii) with respect to the property and assets it leases, if any, each of the Company and its Subsidiaries is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any Liens except as set forth under the terms of the lease.
(aa)    Insurance. Each of the Company and its Subsidiaries is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are customary in the business in which it is engaged, including directors’ and officers’ liability insurance. Neither the Company nor any Subsidiary has any reason to believe that it will not be able: (i) to renew its existing insurance coverage as and when such policies expire; or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted.
(bb)    Illegal Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
(cc)    Money Laundering Laws. To the Company’s knowledge, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(dd)    PATRIOT Act. To the best knowledge of the Company, neither the sale of the Shares or the Confirmation Shares by the Company nor its use of the proceeds therefrom will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company is not (A) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (B) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. To the best knowledge of the Company, each of the Company and its Subsidiaries is in compliance, in all material respects with the USA PATRIOT Act of 2001 (signed into law October 26, 2001).
(ee)    No Finders. Except for the compensation set forth in this Agreement, any Terms Agreement or any Confirmation and as disclosed in the Disclosure Package and the

Prospectus, the Company is not obligated to pay, and has not obligated the Agents or the Forward Purchaser to pay, a finder’s, consulting or origination fee in connection with the sale of the Shares and Confirmation Shares, and hereby agrees to indemnify the Agents and the Forward Purchaser from any such claim made by any other person as more fully set forth in Section 6 hereof. The Company has not offered for sale or solicited offers to purchase the Shares or the Confirmation Shares except as set forth in the Disclosure Package and the Prospectus and for negotiations with the Agents. Except as set forth in the Disclosure Package and the Prospectus, no other person has any right to participate in any offer, sale or distribution of the Shares or the Confirmation Shares, to which the Agents’ rights, described herein, shall apply.
(ff)    REIT Qualifications. The Company made a timely election to be subject to tax as a real estate investment trust (a “REIT”) pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), beginning with its taxable year ended December 31, 2011. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT. The Company’s current and proposed method of operation as described in the Registration Statement and the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.
(gg)    Manager; Management Agreement.
(1)The Company currently is managed by Preferred Apartment Advisors, LLC, a Delaware limited liability company (the “Manager”), pursuant to the Sixth Amended and Restated Management Agreement dated as of June 3, 2016 (as the same has been or may be subsequently amended or supplemented, the “Management Agreement”), among the Company, Preferred Apartment Communities Operating Partnership, L.P. and the Manager.
(2)The Manager is a limited liability company duly formed and validly existing under the laws of the State of Delaware.
(3)The Management Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Manager and the Company and constitutes a valid and binding agreement of the Manager and the Company enforceable in accordance with its terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(4)The execution and delivery of the Management Agreement did not, and the performance thereunder by the Manager do not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under: (i) the Manager’s or any of its subsidiaries’ charter or by-laws, or other organizational documents, as applicable; (ii) any indenture, mortgage, stockholders agreement, note, lease or other material agreement or instrument to which the Manager or any of its subsidiaries is a party or by which the Manager or any of its subsidiaries or any of their properties is bound except, for purposes of this clause (ii) only, for such conflicts, breaches or defaults that could not reasonably be expected to have or result in, individually or in the aggregate, (A) a material adverse effect on the financial condition, business affairs, properties, results of operations or business prospects of the Manager, or (B) a Material Adverse Effect; or (iii) any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over the Manager or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or order of any court or other governmental agency or body has been obtained nor is required for the performance of the Management Agreement by the Manager. The Manager is not in violation of its limited liability company agreement or other organizational documents, as applicable.
(5)Except as set forth in the Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Manager that would reasonably be expected to result in a Material Adverse Effect.
(6)The Manager possesses such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, other than those which the failure to possess or own would not reasonably be expected to have or result in, individually or in the aggregate, (A) a material adverse effect on the financial condition, business affairs, properties, results of operations or business prospects of the Manager, (B) a Material Adverse Effect, or (C) a material adverse effect on the performance of the services under the Management Agreement by the Manager, and to the knowledge of the Company, the Manager has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.
(al)Not an Investment Company. The Company is not, and after receipt of payment for the Shares on and Delivery Date or any proceeds received pursuant to any Confirmation on any settlement date pursuant to such Confirmation, and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Disclosure Package will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(am)Approval for Listing. The Primary Shares and the Confirmation Shares have been approved for listing on the Exchange, subject only to notice of issuance.
(an)Accurate Disclosure. The statements in the Prospectus under the heading “Description of Capital Stock” are true and correct in all material respects and the statements in the Company’s most recent Annual Report on Form 10-K (incorporating by reference the Company’s proxy statement) incorporated by reference into the Disclosure Package and the Prospectus under the caption “Certain Relationships and Related Transactions” as updated by the information contained in the Disclosure Package and the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, in all material respects, accurate and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown. The Common Stock (including the Shares and the Confirmation Shares) conforms in all material respects to the description thereof contained in the Prospectus. Neither the Company nor any of the Subsidiaries has sent or received any notice indicating the termination of or intention to terminate any of the material contracts or agreements referred to or described in the Registration Statement or the Prospectus, or filed as an exhibit to the Registration Statement, and no such termination has been threatened by the Company, any Subsidiary or any other party to any such contract or agreement.
(ao)Forward-Looking Statements. The information contained in the Disclosure Package and the Prospectus regarding the Company’s expectations, plans and intentions, and any other information that constitutes “forward-looking” information within the meaning of the Securities Act and the Exchange Act were made by the Company on a reasonable basis and reflect the Company’s good faith belief and/or estimate of the matters described therein.
(ap)Absence of Manipulation. Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of any securities of the Company to facilitate the sale or resale of the Shares. The Company acknowledges that the Agent may engage in passive market making transactions in the Shares or Confirmation Shares on the NYSE in accordance with Regulation M under the Exchange Act.
(aq)Statistical and Market-Related Data. Any third-party statistical and market-related data included in the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.
(ar)No Restriction on Subsidiaries. Except as disclosed in the Disclosure Package and the Prospectus and except as limited by certain loans that subsidiaries of the Company have received pursuant to loan programs of the Department of Housing and Urban Development, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.
(as)Compliance with OFAC. None of the Company or any of its subsidiaries or any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and none of the Company or any of its subsidiaries will, directly or indirectly, use the proceeds of the offering or sale of the Primary Shares or the Confirmation Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(at)Prior Sales of Securities. Except as disclosed in the Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any securities during the six-month period preceding the date hereof other than pursuant to (i) employee benefit, incentive and other compensation plans (ii) the issuance or sale of Common Stock in connection with the Company’s Series A Redeemable Preferred Stock, par value $0.01 per share, or any warrants issued in connection with the issuance or sale of the Series A Redeemable Preferred Stock, and (iii) the issuance or sale of Common Stock in connection with the Company’s Series M Redeemable Preferred Stock, par value $0.01 per share.
(au)Independent Accountants. PricewaterhouseCoopers LLP (“PwC”), who have certified the financial statements and supporting schedules included in the Disclosure Package and the Prospectus are independent public accountants as required by the Securities Act, the rules and regulations promulgated by the Commission and the Public Company Accounting Oversight Board.
(av)Other Independent Accountants. To the knowledge of the Company, each of the accountants who has certified financial statements of any businesses or properties acquired or proposed to be acquired by the Company or a subsidiary included or incorporated by reference in the Disclosure Package and the Prospectus, if any, for purposes of complying with Rule 3-05 or Rule 3-14 of Regulation S-X of the Securities Act were, at the time of such certification and the time such financial statements were first so included or incorporated by reference, independent public accountants as required by the Securities Act, the rules and regulations of the Commission and the American Institute of Certified Public Accountants or Public Company Accounting Oversight Board, as applicable.
(aw)ERISA Matters. Each of the Company and its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations thereunder (“ERISA”); to the Company’s knowledge, no “reportable event” (as defined in Section 4043(c) of ERISA) for which the 30-day notice requirement has not been waived has occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which the Company and each Subsidiary would have any liability; each of the Company and its Subsidiaries and has not incurred and do not reasonably expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company or any Subsidiary or “ERISA Affiliate” (as defined below) would have any liability that is intended to be qualified under Section 401(a) of the Code has received a determination or opinion letter from the Internal Revenue Service regarding its qualified status and, to the Company’s knowledge, nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification. “ERISA Affiliates” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company is a member.
(ax)Investment Strategy. The Company’s investment strategy described in the Disclosure Package and the Prospectus accurately reflect in all material respects the current intentions of the Company with respect to the operation of the Company’s business, and no material deviation from such investment strategy is currently contemplated.
(ay)No Consents Required. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, any Terms Agreement or any Confirmation in connection with the issuance and sale of the Shares or the Confirmation Shares, except such as have been obtained and made under the Securities Act and such as may be required by NYSE, the Financial Industry Regulatory Authority (“FINRA”) or under state securities laws or the laws of any foreign jurisdiction.
(az)Non-GAAP Information. All “non-GAAP financial measures” (as defined in the Securities Act) included in the Disclosure Package or the Prospectus comply with the requirements of Regulation G and Item 10 of Regulation S-K under the Securities Act.
(ba)No Non-Compete Obligations. To the Company’s knowledge, no director or officer is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect each director’s or officer’s ability to be and act in the capacity of a director or officer of the Company.
(bb)No FINRA Member Payments. Except as described in the Disclosure Package or the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the past 12 months, other than payments to the Agents in connection with the offering of Shares and Confirmation Shares and other payments in connection with the sale of up to (i) a maximum of 2,400,000 shares of Series A Redeemable Preferred Stock and warrants to purchase a up to a maximum of 48,000,000 shares of Common Stock and (ii) a maximum of 500,000 shares of Series M Redeemable Preferred Stock.
(bc)No Loans to FINRA members. To the Company’s knowledge, apart from the subordinated loan made by the Company to International Assets Advisory, LLC on November 15, 2012, no affiliate of the Company has made a subordinated loan to any member of FINRA.
(bd)No Proceeds to FINRA members. No proceeds from the sale of the Shares (excluding the Agent’s compensation prescribed herein or any Terms Agreement) or Confirmation Shares will be paid by the Company to any FINRA member, or any persons associated or affiliated with a member of FINRA, except as specifically authorized herein.

(be)No Agreements with Agents. Except as described in the Disclosure Package or the Prospectus, and except for this Agreement, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the date hereof, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options or other securities from the Company to a FINRA member, any person associated with a member (as defined by FINRA rules), any potential agents in the offering of Shares and/or any related persons.
(bf)Regulation M. The Common Stock is an “actively traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
(bg)Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and the subsidiaries as currently conducted, and to the Company’s knowledge are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and to the Company’s knowledge there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from authorized use, access, misappropriation or modification
Any certificate signed by any officer of the Company and delivered to any Agent, the Forward Purchaser or their counsel after the date of this Agreement or in connection with the offering or sale of the Shares shall be deemed a representation and warranty by the Company to each of the Agents and the Forward Purchaser, as to the matters covered thereby; provided that any such certificate delivered pursuant to any Terms Agreement in connection with the offering or sale of Shares pursuant to such Terms Agreement shall be deemed a representation and warranty by the Company to only the Agent or Agents, as the case may be, party to such Terms Agreement.
2.    Sale and Delivery of Shares.
(a)    On the terms and subject to the conditions set forth herein, the Company may, in its sole discretion: (I) issue and sell Shares through the Agents, each acting severally as sales agent, from time to time and, if agreed to by any Agent or Agents, as the case may be, pursuant to a Terms Agreement with the Company, issue and sell the Shares to be sold pursuant to such Terms Agreement directly to such Agent or Agents, as the case may be, acting severally as principal and, in the case of sales through an Agent acting as sales agent, such Agent agrees to use its commercially reasonable efforts to sell the applicable Shares as sales agent for the Company at such prices and in such amounts as the Company instructs such Agent to sell from time to time in accordance with this Agreement (but subject to the acceptance of such instructions by such Agent); and (II) if the Company shall enter into a Confirmation with the Forward Purchaser, then, in consultation with the Forward Purchaser and RBC (or an affiliate of the Forward Purchaser), instruct RBC, acting as forward seller on behalf of the Forward Purchaser, to offer and sell the Shares borrowed by the Forward Purchaser from third parties as contemplated by such Confirmation and, subject to the acceptance of such instructions by RBC, RBC agrees to use its commercially reasonable efforts to sell such Shares as forward seller for the Forward Purchaser at such prices and in such amounts as the Company instructs RBC from time to time in accordance with this Agreement; in each case referred to in clause (I) and (II) above on the terms and subject to the conditions set forth in this Agreement and, if applicable, such Terms Agreement or Confirmation, as the case may be.
Sales of the Shares, if any, through an Agent acting as sales agent will be made (1) in “at the market” offerings (as defined in Rule 415 under the Securities Act) by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made on the New York Stock Exchange (the “Exchange”), sales made to or through market makers and sales made through other securities exchanges or electronic communications networks, and (2) in such privately negotiated transactions, which may include block trades, as the Company and such Agent may agree. Sales of Shares, if any, purchased by an Agent as principal will be made as provided in the applicable Terms Agreement and the applicable preliminary pricing supplement and pricing supplement prepared in connection with the offering of those Shares.
(b)    Subject to the satisfaction of the conditions to the obligations of the Agents and the Forward Purchaser as set forth in Section 5 hereof, the Shares to be sold by any Agent, acting as sales agent on behalf of the Company or as forward seller, are to be sold on a daily basis or otherwise as shall be agreed to by the Company and such Agent on any trading day (other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”) on which the Company has instructed such Agent to make such sales pursuant to this paragraph.
On any Trading Day, the Company may instruct an Agent by telephone (confirmed promptly by facsimile transmission or electronic mail, which confirmation will be promptly acknowledged (including, without limitation, by facsimile transmission or electronic mail) by such Agent) as to the minimum price per Share at which such Shares may be sold and the maximum aggregate gross sales price and the maximum aggregate number of Shares to be sold through such Agent, as sales agent or forward seller, as the case may be, on such day (which shall not in any event be in excess of (x) the aggregate gross sales price available for issuance as of such Trading Day under the Prospectus and the Registration Statement or the aggregate number of unissued Shares that have been approved for listing on the Exchange or authorized for issuance by the Company’s board of directors or any duly authorized committee thereof or (y) the maximum aggregate gross sales price which may be sold without exceeding the Maximum Program Amount). Such instruction shall also specify whether such Shares will be borrowed by the Forward Purchaser and sold through RBC, as forward seller, in connection with hedging a forward stock purchase transaction pursuant to a Confirmation in accordance with clause (II) of Section 2(a) above. Subject to the terms and conditions hereof and to the acceptance of such instructions by the applicable Agent, such Agent shall use its commercially reasonable efforts to sell on any particular Trading Day as sales agent (whether acting on behalf of the Company or as forward seller on behalf of the Forward Purchaser) all of the Shares so designated and instructed by the Company on such day. If an Agent elects to purchase Shares as principal, the sale and purchase of such Shares shall be made pursuant to a Terms Agreement, and the Company agrees not to enter into a Terms Agreement with any Agent to sell any Shares in excess of the aggregate gross sales price or number of Shares set forth in clause (x) or (y) above in this paragraph.
The Company acknowledges and agrees that (i) there can be no assurance that any Agent will be successful in selling Shares as sales agent or that the Forward Purchaser or any of its affiliates will be successful in borrowing and selling Shares through RBC, as forward seller, (ii) no Agent shall incur any liability or obligation to the Company or any other person or entity if it does not sell Shares as sales agent (whether acting on behalf of the Company or as forward seller on behalf of the Forward Purchaser) for any reason other than a failure by such Agent to use its commercially reasonable efforts to sell such Shares as sales agent in accordance with the terms of this Agreement, (iii) no Agent or Forward Purchaser shall incur any liability for not borrowing, offering or selling any Shares as a result of any of the circumstances specified in clauses (i) or (ii) of Section 2(k), and (iv) no Agent shall be under any obligation to purchase Shares as principal except as otherwise specifically agreed by such Agent and the Company pursuant to, and on the terms and subject to the conditions set forth in, a Terms Agreement signed by such Agent. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement to which an Agent is a party, or any Confirmation to which the Forward Purchaser is a party, the terms of such Terms Agreement or Confirmation, as the case may be, will control; provided that the Company shall not enter into any Terms Agreement providing for the issuance and sale of any Shares in excess of the aggregate gross sales price or number of Shares set forth in clause (x) or (y) in the second paragraph of this Section 2(b).
(c)    The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares by or on behalf of the Company or the Forward Purchaser shall be effected by or through only one of the Agents on any given day (whether acting as sales agent, forward seller or principal) and the Company shall in no event request that more than one Agent offer or sell Shares (whether acting as sales agent, forward seller or principal) on the same day; provided that the foregoing shall not prohibit the Company from entering into a Terms Agreement with two or more Agents providing for such Agents, each acting severally as principal, to offer and sell the Shares set forth in such Terms Agreement or prohibit or limit in any respect the offer or sale of Shares purchased by any Agent, as principal, from the Company pursuant to a Terms Agreement.
(d)    As of any Trading Day, the Company shall not authorize the offering, issuance or sale of any Shares (including, without limitation, sales on behalf of the Forward Purchaser or pursuant to any Terms Agreement), no Agent, acting as sales agent, shall be obligated to offer or sell any Shares, and no Agent, acting as principal, shall be obligated to purchase any Shares pursuant to a Terms Agreement, (i) at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors or a duly authorized committee thereof, (ii) in a number or with a maximum gross sales price in excess of the maximum aggregate number or maximum aggregate gross sales price of Shares that may be sold by the Company at such time under Section 2(b), or (iii) in excess of the unissued Shares approved for listing on the Exchange. In addition, no Agent, acting as sales agent, shall sell any Shares on any Trading Day at a price lower than the minimum sales price or in an amount in excess of the maximum number of Shares or maximum gross sales price of Shares that the Company shall have instructed such Agent to sell as provided in Section 2(b).
In addition, the Company or any Agent may, upon notice to the other relevant parties by telephone (confirmed promptly by facsimile transmission or electronic mail, which confirmation will be promptly acknowledged (including, without limitation, by facsimile transmission or electronic mail) by such Agent or the Company, as the case may be), suspend the offering of the Shares with respect to which such Agent is acting as sales agent for any reason and at any time (a “Suspension”); provided, however, that such Suspension shall not affect or impair the parties’ respective obligations with respect to (A) any Shares that an Agent has agreed to purchase pursuant to a Terms Agreement entered into prior to the giving of such notice, or (B) any Shares which an investor has agreed to purchase prior to the giving of such notice, but which have not been delivered to, and paid for by, such investor as contemplated hereby prior to the giving of such notice; provided further, however, that such Suspension shall not affect or impair the parties’ respective obligations with respect to any Confirmation executed and delivered by the Company and the Forward Purchaser prior to the giving of such notice. If the Company or an Agent shall give notice of a Suspension as aforesaid, then it may rescind such Suspension by notice to the other parties, which notice shall be given in the manner described in the immediately preceding sentence.
(e)    If any party hereto has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other parties hereto and sales of the Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party hereto; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to (i) any Shares that an Agent has agreed to purchase pursuant to a Terms Agreement entered into prior to the giving of such notice, or (ii) any Shares that an investor has agreed to purchase prior to the giving of such notice, but which have not been delivered to, and paid for by, such investor as contemplated hereby prior to the giving of such notice; provided further, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to any Confirmation executed and delivered by the Company and the Forward Purchaser prior to the giving of such notice.
(f)    The gross sales price of any Shares sold under this Agreement through any Agent, acting as sales agent, shall be the market price for such Shares prevailing at the time of such sale or the price determined through a privately negotiated transaction. The compensation payable to an Agent for sales of any Shares sold through such Agent, as sales agent, shall be equal to such percentage of the aggregate gross sales price of such Shares as the Company and such Agent may agree by telephone (confirmed promptly by facsimile transmission or electronic mail, which confirmation will be promptly acknowledged (including, without limitation, by facsimile transmission or electronic mail) by the other party), which in any event shall not exceed 1.5% of the gross sales price. Notwithstanding the foregoing, in the event the Company and an Agent agree to sell Shares other than through ordinary brokers’ transactions using sales efforts and methods that may constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act, such Agent shall not be obligated to sell such Shares until the Company and such Agent agree to compensation that is customary for such Agent with respect to transactions of such nature and size and that may exceed 1.5% of the gross sales price. The compensation payable to an Agent for sales of any Shares sold to such Agent as principal shall be set forth in the applicable Terms Agreement. The proceeds (after deducting the applicable Agent’s commission) from the sale of Shares through an Agent as sales agent or the total price paid to the Company by an Agent in the case of Shares sold to such Agent as principal, as the case may be, in each case after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company or the Forward Purchaser, as applicable, for such Shares (the “Net Proceeds”). The applicable Agent shall notify the Company as promptly as practicable if any deduction (other than the deduction of commissions or discounts payable to such Agent) described in the preceding sentence will be required.
(g)    The applicable Agent shall provide written confirmation (which may be by facsimile transmission or electronic mail) to the Company following the close of trading on the Exchange each day on which Shares are sold through such Agent, as sales agent, setting forth the number of Shares sold on such day, the gross sales price or prices per Share, the aggregate gross sales price of the Shares, the aggregate Net Proceeds to the Company or to the Forward Purchaser, as applicable, and the compensation payable by the Company to such Agent with respect to such sales.
(h)    Settlement for sales of Shares through any Agent under this Agreement or under any Terms Agreement to which one or more of the Agents is a party will occur on the second business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and such Agent or Agents, as the case may be. On each date of settlement for the sale of Shares through an Agent acting as sales agent for the Company or to an Agent acting as principal (each such day, a

“Direct Delivery Date”), or through RBC acting as forward seller for the Forward Purchaser (each such day, a “Forward Delivery Date,” and together with a Direct Delivery Date, a “Delivery Date”), the Shares sold through such Agent for settlement on such date shall be delivered by the Company or the Forward Purchaser, as the case may be, to such Agent against payment of the Net Proceeds from the sale of such Shares to the Company or the Forward Purchaser, as applicable, provided, however, that notwithstanding the foregoing, settlement for any Additional Securities (as defined in Annex B hereto) that are to be purchased by an Agent pursuant to any Terms Agreement will occur on the date or dates specified pursuant to such Terms Agreement and the term “Delivery Date,” as used in this Agreement and any Terms Agreement with respect to such Additional Securities, shall be deemed to include any such date on which any such Additional Securities are to be purchased by any Agent pursuant to a Terms Agreement. Settlement for all Shares shall be effected by book-entry delivery of the Shares to the applicable Agent’s account at The Depository Trust Company against payment by such Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company or the Forward Purchaser, as applicable. In the case of any Shares purchased by an Agent as principal, the foregoing settlement procedures may be superseded by any different procedures set forth in the applicable Terms Agreement. If the Company shall default on its obligation to deliver Shares to any Agent on any Delivery Date, the Company shall (i) indemnify and hold such Agent harmless against any loss, claim or damage arising from or as a result of such default, and (ii) pay such Agent any commission (or, in the case of Shares to be sold pursuant to Terms Agreement, the discount), to which it would otherwise be entitled absent such default. If any Agent breaches this Agreement by failing to deliver to the Company or the Forward Purchaser, as the case may be, the applicable Net Proceeds on any Delivery Date for Shares delivered by the Company or (unless otherwise agreed by the Forward Purchaser) the Forward Purchaser, as applicable, such Agent will pay the Company or the Forward Purchaser, as applicable, interest on such Net Proceeds at a rate equal to the effective overnight federal funds rate for the period from and including such Delivery Date to but excluding the date on which such Net Proceeds, together with such interest, have been fully paid.
(i)    Notwithstanding any other provision of this Agreement, the Company shall not offer or sell, or instruct or request any Agent to offer or sell, any Shares through such Agent as sales agent or forward seller (and, by notice to such Agent given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and such Agent shall not be obligated to make any such offer or sale of Shares, and the Company shall not enter into any Terms Agreement with any Agent or any Confirmation with the Forward Purchaser, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 2(j) hereof, at any time during the period commencing on and including the 10th business day prior to the time the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual

Report on Form 10-K (a “Filing Time”) that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement.
(j)    Notwithstanding clause (ii) of Section 2(i) hereof, if the Company wishes to have Shares offered or sold through an Agent, as sales agent or forward seller, or enter into any Terms Agreement with an Agent or any Confirmation with the Forward Purchaser, as the case may be, at any time during the period commencing on and including the 10th business day prior to the time the Company issues an Earnings Announcement through and including the time that is 24 hours after the corresponding Filing Time, the Company shall first (i) prepare and deliver to the Agents and the Forward Purchaser (with a copy to their counsel), a Current Report on Form 8-K that includes substantially the same financial and related information (together with management’s discussion and analysis thereof) that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agents and the Forward Purchaser, and, prior to filing such Earnings 8-K, obtain the written consent of the Agents and the Forward Purchaser, to such filing (which consent shall not be unreasonably withheld), (ii) provide the Agents and the Forward Purchaser with the officers’ certificate, opinions and letters of counsel and accountants’ letters specified in Sections 3(a)(xii), 3(a)(xiii) and 3(a)(xiv), respectively, hereof, (iii) afford the Agents and the Forward Purchaser the opportunity to conduct a due diligence review as contemplated by Section 3(a)(xi) hereof prior to filing such Earnings 8-K and (iv) file (and not furnish) such Earnings 8-K with the Commission. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinion or letter of counsel or accountants’ letter pursuant to this Section 2(j) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions and letters of counsel and accountants’ letters as provided in Sections 3(a)(xii), 3(a)(xiii) and 3(a)(xiv), respectively, hereof, and (B) this Section 2(j) shall in no way affect or limit the operation of clause (i) of Section 2(i) hereof, which shall have independent application.
(k)    As set out in the Confirmations and notwithstanding anything herein to the contrary, in the event that either (i) the Forward Purchaser is unable to borrow and deliver any Shares for sale under this Agreement pursuant to the terms of such Confirmation, or (ii) in the commercially reasonable judgment of the Forward Purchaser, it is either impracticable to do so or the Forward Purchaser would incur a stock loan cost that is equal to or greater than 200 basis points per annum to do so, then RBC, as forward seller, shall be obligated to use commercially reasonable efforts to sell only the aggregate number of Shares that the Forward Purchaser is able to, and that in the commercially reasonable judgment of the Forward Purchaser it is practicable to, so borrow below such cost. For the avoidance of doubt, the obligations of any Agent or Forward Purchaser hereunder with respect to the borrowing of or offer or sale of any Shares in connection with a forward stock purchase transaction shall be subject to the related Confirmation being effective and not having been terminated.

3.    Further Agreements of the Company, the Agents and the Forward Purchaser.
(a)    The Company covenants and agrees with each Agent and the Forward Purchaser, as follows:
(i)The Company shall: (A) advise the Agents and the Forward Purchaser of the time when any amendment or supplement to the Registration Statement, any preliminary prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus has been filed (other than documents incorporated by reference) and furnish the Agents and the Forward Purchaser with copies thereof (which may be electronic copies) (in each case, directly in connection with the offering of the Shares and, for the avoidance of doubt, other than (1) an amendment made by the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act, or (2) by a prospectus supplement relating to the offering of securities other than the Shares (including without limitation other shares of Common Stock)); (B) advise the Agents and the Forward Purchaser of the time that any post-effective amendment to the Registration Statement becomes effective; (C) advise the Agents and the Forward Purchaser as soon as reasonably practicable if the Company (i) does not file any reports, any definitive proxy or information statements or other documents required to be filed by the Company with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act subsequent to the date of this Agreement in the manner and within the time periods required by the Exchange Act, or (ii) does not file any such document referred to in clause (i) above, on a timely basis, with the Exchange if such document is required to be filed with the Exchange; (D) advise the Agents and the Forward Purchaser, promptly after it receives notice thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the suspension of the qualification or registration of (or any exemption relating to) the Shares for offering, sale or trading in any jurisdiction, or of the threatening or initiation of any proceeding or examination known to the Company for any of the foregoing purposes, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus (including, without limitation, any document incorporated by reference in any of the foregoing) or for additional or supplemental information or the receipt of any other comments from the Commission; and (E) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, registration or exemption, promptly use its reasonable best efforts to obtain the lifting or reversal of such order.
(ii)If, during any period when the delivery of a prospectus (or, in lieu thereof, a notice pursuant to Rule 173 under the Securities Act) is required in connection with the offering or sale of Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or where such delivery may be required under Rule 173(d) under the Securities Act) (the “Prospectus Delivery Period”), any event or development shall occur or condition shall exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus (including, without limitation, any document incorporated by reference in any of them) or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with the Securities Act, the Exchange Act or other applicable law, including in connection with the delivery of the Prospectus, the Company shall notify the Agents and the Forward Purchaser of any such event or condition, and, promptly prepare and (subject to Section 3(a)(v)) file with the Commission (and use its reasonable best efforts to have any amendment to the Registration Statement or any new registration statement be declared effective) and furnish without charge to the Agents and the Forward Purchaser and to any dealer in securities as many copies (which may be electronic copies) as any Agent or the Forward Purchaser may from time to time reasonably request of any amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented will comply with applicable law.
(iii)The Company will deliver promptly to the Agents and the Forward Purchaser and to their counsel, without charge, a signed copy (which may be an electronic copy) of the Registration Statement and each amendment to the Registration Statement filed with the Commission, including all consents and exhibits filed therewith. The Company will deliver promptly to any Agent or the Forward Purchaser, without charge, such number of the following documents as such Agent or the Forward Purchaser shall reasonably request (which may be electronic copies): (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each preliminary prospectus, the Disclosure Package, the Prospectus and any amendment or supplement thereto and (C) each Issuer Free Writing Prospectus.
(iv)The Company shall pay the applicable Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.
(v)Prior to filing with the Commission any amendment or supplement to the Registration Statement, any preliminary prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus (in each case, directly in connection with the offering of the Shares and, for the avoidance of doubt, other than (1) an amendment made by the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act, or (2) by a prospectus supplement relating to the offering of securities other than the Shares (including, without limitation, other shares of Common Stock)), the Company shall furnish a copy thereof (which maybe an electronic copy) to the Agents and the Forward Purchaser (or, in the case of any such preliminary prospectus or Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement, to the Agent or Agents party to such Terms Agreement) and their counsel, and the Company shall not file or use any such proposed amendment or supplement to the Registration Statement, any preliminary prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus to which any Agent or the Forward Purchaser reasonably objects (or, in the case of any preliminary prospectus or Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement, to which any Agent party to such Terms Agreement reasonably objects).
(vi)The Company represents that it has not made, and agrees not to make, any offer relating to the Shares that constitutes or would constitute an issuer free writing prospectus (as defined in Rule 433(h) of the Securities Act) or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act, without the prior written consent of each Agent and the Forward Purchaser (except, in the case of any Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement, only the prior written consent of the Agent or Agents party to such Terms Agreement shall be required).
(vii)The Company has complied and will comply with all applicable requirements of Rules 164 and 433 under the Securities Act with respect to any Issuer Free Writing Prospectus with respect to the Shares, including in respect of timely filing with the Commission, legending and record keeping. If, during the Prospectus Delivery Period, any event or development shall occur or condition shall exist as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus in order to comply with the Securities Act or other applicable law, the Company shall notify the Agents and the Forward Purchaser of any such event or condition, and, promptly prepare and, subject to Section 3(a)(v), file with the Commission and furnish without charge to the Agents and the Forward Purchaser, and to any dealer in securities as many copies as any Agent or the Forward Purchaser may from time to time reasonably request of an amendment or supplement to such Issuer Free Writing Prospectus that will correct such conflict or make the statements in the Issuer Free Writing Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, not misleading or so that such Issuer Free Writing Prospectus, as amended or supplemented will comply with applicable law.
(viii)As soon as practicable after each Effective Date (it being understood that the Company shall have until at least 405 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 440 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and Rule 158 under the Securities Act); provided, however, that such delivery obligation to the Agents and the Forward Purchaser will be deemed satisfied if such earnings statement is available on EDGAR.
(ix)The Company shall promptly, from time to time, take such action as any Agent or the Forward Purchaser may reasonably request to qualify or register the Shares and any Confirmation Shares for offering and sale under (or obtain exemptions from the application of) the securities or Blue Sky laws of those jurisdictions as such Agent or the Forward Purchaser, as applicable, may reasonably request and shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering of the Shares in any jurisdiction where it is now subject.
(x)At each Applicable Time, each Delivery Date, each Registration Statement Amendment Date (as defined below), each date on which the Company shall file an Annual Report on Form 10-K or Quarterly Report on Form 10-Q,

including any date on which an amendment to any such document is filed (each such date, a “Company Periodic Report Date”), the date of each Terms Agreement to which any Agent is a party and each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement of the Company contained in this Agreement, but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Disclosure Package and the Prospectus as amended or supplemented as of such applicable time or date.
(xi)Except during any Suspension, the Company will cooperate timely with any reasonable due diligence review conducted by an Agent or the Forward Purchaser or their counsel from time to time in connection with the transactions contemplated by this Agreement, any Confirmation or any Terms Agreement, as applicable, including, without limitation, and upon reasonable notice providing information and making available documents and appropriate officers, during regular business hours and at the Company’s principal offices, as such Agent or the Forward Purchaser may reasonably request.
(xii)Upon commencement of the offering of Shares under this Agreement, upon each Delivery Date of any Shares sold to an Agent pursuant to a Terms Agreement, and promptly after each (A) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms, offering or sale of the Shares, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act, or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) or filed pursuant to Section 3(a)(xxviii) (each such date, a “Registration Statement Amendment Date”), (B) Company Periodic Report Date (each date of filing of one or more of the documents referred to in clause (A) or (B) shall be a “Representation Date”), and (C) each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company will furnish or cause to be furnished forthwith to the Agents and the Forward Purchaser an officers’ certificate dated the date of delivery thereof, in the form set forth as Exhibit C (and including any changes proposed by the Company reasonably satisfactory to the Agents and the Forward Purchaser), but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the Disclosure Package as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus, through such date of delivery thereof.
The requirement to furnish or cause to be furnished an officers’ certificate as aforesaid pursuant to this Section 3(a)(xii) shall be waived for any Representation Date occurring at a time at which the Company has not instructed any Agent, in its capacity as sales agent or forward seller, or the Forward Purchaser to sell Shares as provided in Section 2(b), which waiver shall continue until the date on which the

Company delivers such an instruction as provided in Section 2(b); provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Representation Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents and the Forward Purchaser an officers’ certificate pursuant to this Section 3(a)(xii), then before the Company instructs any Agent or the Forward Purchaser to sell any Shares or enters into any Terms Agreement with any Agent or any Confirmation with the Forward Purchaser, the Company shall furnish or cause to be furnished to the Agents and Forward Purchaser an officers’ certificate pursuant to this Section 3(a)(xii), dated as of the date of delivery thereof.
As used in this Section 3(a)(xii), to the extent there shall be an Applicable Time on or within one business day following the date referred to in clause (A), (B) or (C) above, promptly shall be deemed to be on or prior to such Applicable Time; provided that this sentence shall not be applicable with respect to deliveries required on the Delivery Date of any Shares sold to an Agent pursuant to a Terms Agreement. Notwithstanding the foregoing, this Section 3(a)(xii) shall not apply during any Suspension.
(xiii)Upon commencement of the offering of Shares under this Agreement, upon each Delivery Date of any Shares sold to an Agent pursuant to a Terms Agreement, each time an Agent or the Forward Purchaser shall reasonably request upon reasonable advance notice and promptly after each Representation Date and (B) each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company will furnish or cause to be furnished to the Agents and the Forward Purchaser and their counsel (x) the written opinion of Maryland counsel to the Company, dated the date of delivery thereof, in a form set forth in Exhibit A hereto and (y) the written opinions and negative assurance letter of special corporate and tax counsel to the Company, dated the date of delivery thereof, in the forms set forth in Exhibit B-1 and Exhibit B-2, hereto, respectively (and, in the case of each of clause (x) and (y), including any changes proposed by the Company reasonably satisfactory to the Agents and the Forward Purchaser and their counsel), but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the Disclosure Package as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus, through the date of such opinions and letter or, in lieu of any such opinion or letter, counsel last furnishing an opinion or letter to the Agents and the Forward Purchaser under this clause (xiii) shall furnish the Agents and the Forward Purchaser with a letter substantially to the effect that the Agents and the Forward Purchaser may rely on the last opinion or letter so delivered by such counsel to the same extent as though each were dated the date of delivery of such letter authorizing reliance (except that such letter authorizing reliance shall state that the statements in such last opinion or letter shall be deemed to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the

Disclosure Package as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus, through the date of delivery of such letter authorizing reliance).
The requirement to furnish or cause to be furnished written opinions and letters of counsel as aforesaid pursuant to this Section 3(a)(xiii) shall be waived for any Representation Date occurring at a time at which the Company has not instructed any Agent, in its capacity as sales agent or forward seller, or the Forward Purchaser to sell Shares as provided in Section 2(b), which waiver shall continue until the date on which the Company delivers such an instruction as provided in Section 2(b); provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Representation Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents and the Forward Purchaser written opinions and/or letters of counsel pursuant to this Section 3(a)(xii), then before the Company instructs any Agent or the Forward Purchaser to sell any Shares or enters into any Terms Agreement with any Agent or any Confirmation with the Forward Purchaser, the Company shall furnish or cause to be furnished to the Agents and Forward Purchaser and their counsel such written opinions and letters of counsel pursuant to this Section 3(a)(xiii), dated the date of delivery thereof.
As used in this Section 3(a)(xiii), to the extent there shall be an Applicable Time on or within one business day following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to such Applicable Time; provided that this sentence shall not be applicable with respect to deliveries required on the Delivery Date of any Shares sold to an Agent pursuant to a Terms Agreement. Notwithstanding the foregoing, this paragraph shall not apply during any Suspension.
(xiv)Upon commencement of the offering of Shares under this Agreement, upon the date of each Terms Agreement to which an Agent is a party, upon each Delivery Date of any Shares sold to an Agent pursuant to a Terms Agreement, each time an Agent or the Forward Purchaser shall reasonably request upon reasonable advance notice and promptly after each (A) Representation Date and (B) each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company will cause PwC, independent public accountants for the Company, or other independent accountants of nationally recognized standing for the Company and, if applicable, any other firm of accountants that shall be required to furnish a letter pursuant to Section 5(f) with respect to any properties, businesses or entities whose independent accountants are not the same as the Company’s independent accountants, to furnish to the Agents and the Forward Purchaser a letter, dated the date of delivery thereof, in form reasonably satisfactory to the Agents and the Forward Purchaser and their counsel, of the same tenor as the letter referred to in Section 5(f) hereof, but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the Disclosure Package, as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus, through the date of such letter. In connection with any letter delivered on a Delivery Date of any Shares sold to an Agent pursuant to a Terms Agreement, such letter shall reaffirm the statements made in the letter dated on the date of such Terms Agreement except that the specified date referred to in such letter for carrying out procedures shall be no more than three business days prior to such Delivery Date.
The requirement to cause to be furnished an accountant’s letter as aforesaid pursuant to this Section 3(a)(xiv) shall be waived for any Representation Date occurring at a time at which the Company has not instructed any Agent, in its capacity as sales agent or forward seller, or the Forward Purchaser to sell Shares as provided in Section 2(b), which waiver shall continue until the date on which the Company delivers such an instruction as provided in Section 2(b); provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Representation Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents and the Forward Purchaser accountant letter(s) pursuant to this Section 3(a)(xii), then before the Company instructs any Agent or the Forward Purchaser to sell any Shares or enters into any Terms Agreement with any Agent or any Confirmation with the Forward Purchaser, the Company shall cause to be furnished to the Agents and Forward Purchaser accountant letter(s) pursuant to this Section 3(a)(xiv) dated as of the date of delivery thereof.
As used in this Section 3(a)(xiv), to the extent there shall be an Applicable Time on or within one business day following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to such Applicable Time; provided, however, that this sentence shall not be applicable with respect to deliveries required on the date of a Terms Agreement or the Delivery Date of any Shares sold to an Agent pursuant to a Terms Agreement. Notwithstanding the foregoing, this paragraph shall not apply during any Suspension.
(xv)The Company consents to the Agents, the Forward Purchaser and their respective affiliates trading in the Company’s Common Stock for their own account and for the account of their clients at the same time as sales of Shares occur pursuant to this Agreement or any Terms Agreement; provided, however, that such trading does not violate any applicable laws, including applicable federal and state securities laws and all rules or regulations promulgated thereunder.
(xvi)The Company shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act in connection with the offering and sale of the Shares, including with respect to the timely filing of documents thereunder, and will use their reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) in connection with the offering of the Shares were received in a timely manner by the Commission. If, following any instruction to an Agent to sell Shares pursuant to Section 2(b) hereof or following the execution of any Terms Agreement, to the knowledge of the Company, all filings required by Rule 424 and Rule 433 under the Securities Act in connection with the offering of the Shares shall not have been made or the representations in Sections 1(a), (b), (c), (d), (e), (f), (g), (h) and (i) shall not be true and correct on any Delivery Date with respect to the Shares sold pursuant to such instruction or such Terms Agreement, the Company will offer to any person who has agreed to purchase Shares as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Shares and, in the case of a Delivery Date with respect to Shares sold pursuant such Terms Agreement, will offer the Agent or Agents, as applicable, party to such Terms Agreement the right to refuse to purchase and pay for such Shares.
(xvii)In the case of any Shares sold through any of the Agents acting as sales agent, the Company will disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as applicable, (1) the number of Shares sold through the Agents under this Agreement, (2) the aggregate number of Shares underlying each Confirmation and (3) the aggregate net proceeds to the Company and the aggregate compensation paid by the Company with respect to sales of Shares during the most recent fiscal quarter then ended and will separately disclose the same information with respect to Shares sold to the Agents, acting as principal.
(xviii)Other than during the period of any Suspension, the Company will not, without (A) giving the Agents and the Forward Purchaser prior written notice as promptly as reasonably possible specifying the nature of such proposed action and the date of such proposed action, and (B) the Agents and the Forward Purchaser suspending activity under this program for such period of time as requested by the Company or, if longer, as deemed appropriate by the Agents in light of such proposed action, directly or indirectly, (1) issue, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a‑1 under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or (2) announce the offering of, or file any registration statement under the Securities Act (other than a registration statement on Form S-8) in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock or publicly announce an intention to do any of the foregoing, other than:
(a) the issuance and sale of Shares offered and sold through or to the Agents pursuant to this Agreement or any Terms Agreements,
(b) issuance, grant or sale of Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any employee or director stock option or benefits plan or stock ownership plan or issuances permitted by FINRA,
(c) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time,
(d) the issuance of Common Stock upon the exercise of any currently outstanding warrants, options or other rights in effect or outstanding and disclosed in Disclosure Package and the Prospectus,
(e) the issuance or sale of Common Stock in connection with the Company’s offering of, and pursuant to any redemptions of, Series A Redeemable Preferred Stock, par value $0.01 per share, or any warrants issued in connection with the issuance or sale of the Series A Redeemable Preferred Stock, and
(f) the issuance or sale of Common Stock in connection with the Company’s offering of, and pursuant to any redemptions of, Series M Redeemable Preferred Stock, par value $0.01 per share.
The provisions set forth in this paragraph shall be in addition to, and shall not limit, any lock-up agreement that may be set forth in any Terms Agreement.
(xix)The Company will apply the Net Proceeds from the sale of the Shares being sold by the Company and the net proceeds received from the sale of Confirmation Shares under any Confirmations substantially in accordance with the description as set forth in the Prospectus and the Disclosure Package under the caption “Use of Proceeds.”
(xx)The Company has not taken or will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares and neither will take any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Shares contemplated by this Agreement, any Confirmation or any Terms Agreements.
(xxi)The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.
(xxii)The Company will use its reasonable efforts to maintain the listing of the Shares and the Confirmation Shares on the NYSE (or the Company’s then principal trading market for its Common Stock).

(xxiii)During the Prospectus Delivery Period, the Company will comply with all applicable securities laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use reasonable efforts to cause its directors and officers, in their respective capacities as such, to comply with all applicable securities laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.
(xxiv)The Company shall not invest or otherwise use the proceeds received by the Company from the sale of the Shares or the Confirmation Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.
(xxv)In connection with any offering of Shares by any Agent as principal, the Company shall prepare a preliminary pricing supplement to the Prospectus and, as promptly as practicable after the execution of the Terms Agreement relating to such offering, the Company shall prepare a pricing supplement to the Prospectus, in each case setting forth (as applicable) the plan of distribution for such Shares and such other matters as the Agent or any of the Agents party to such Terms Agreement may reasonably request or that the Company shall deem necessary or appropriate for inclusion therein and, in the case of a pricing supplement, the public offering price of the Shares to be sold pursuant to such Terms Agreement, any discounts or commissions payable to the Agent or Agents, as the case may be, party thereto and the net proceeds to the Company from the sale of such Shares and the use of such proceeds, each of which shall be satisfactory to each of the Agents party to such Terms Agreement in form and substance, and the Company shall file the same, in each case together with the Prospectus, with the Commission and, to the extent required, with the NYSE not later than the business day following the date thereof and provide electronic and, if requested by any such Agent, hard copies thereof to such Agents.
(xxvi) In the event that notice of a Suspension is given and subsequently rescinded, all as provided in Section 2(d), the Company shall not instruct any Agent or the Forward Purchaser to sell any Shares or enter into any Terms Agreement with any Agent or any Confirmation with the Forward Purchaser until such time as the Agents and the Forward Purchaser shall have received an officers’ certificate to the effect specified in Section 3(a)(xii), opinions and letter of counsel to the effect specified in Section 3(a)(xiii), accountant letter(s) to the effect specified in Section 3(a)(xiv), and the letter and negative assurance statement from Latham & Watkins LLP to the effect specified in Section 5(e), each dated as of the date of delivery thereof to the Agents and the Forward Purchaser, and the Company shall have offered the Agents and the Forward Purchaser the opportunity to conduct a due diligence review with the Company and its independent public accountants.
(xxvii)The Company shall reserve and keep available at all times, free of preemptive rights, a number of authorized and unissued shares of Common Stock sufficient to enable the Company to satisfy its obligations to issue Primary Shares and Confirmation Shares pursuant to this Agreement, any Confirmations and any Terms Agreements.
(b)    Each Agent, severally and not jointly, agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Agent in connection with the offering or sale of the Shares without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this Section 3(b), shall not be deemed to include information prepared by or on behalf of an Agent or the Forward Purchaser on the basis of or derived from issuer information.
4.    Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 8 hereunder, will pay all expenses incident to the performance of the Company’s obligations hereunder, which the parties acknowledge include expenses relating to: (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, each Prospectus and of each amendment and supplement thereto, and of this Agreement; (ii) the preparation, issuance and delivery of the Shares and Confirmation Shares; (iii) the printing and delivery by the Agent of copies of the Prospectus and any amendments and supplements thereto; (iv) the fees and expenses incurred in connection with the listing or qualification of the Shares and Confirmation Shares for trading on the NYSE; (v) the filing fees and expenses (including counsel fees), if any, related to the filing and clearance of the transactions and related documentation with the Commission and FINRA; and (vi) the reasonable out-of-pocket expenses of Agents and the Forward Purchaser, including fees and disbursements of counsel to the Agents and the Forward Purchaser. Notwithstanding the foregoing, in no event shall the aggregate amount of expenses reimbursed to Agents and the Forward Purchaser hereunder exceed $60,000. The Agents and the Forward Purchaser shall be solely responsible for allocating any expenses reimbursed pursuant to this Section 4 between themselves.
5.    Conditions of the Agents’ and the Forward Purchaser’s Obligations. The several obligations of (A) each Agent hereunder with respect to any Shares that the Company has instructed such Agent to sell as sales agent on behalf of the Company or as forward seller, (B) the obligations of each Agent hereunder and under any Terms Agreement with respect to any Shares that such Agent has agreed to purchase or has the option to purchase as principal pursuant to any Terms Agreement and (C) the obligations of the Forward Purchaser hereunder are subject to (i) the accuracy of the representations and warranties of the contained herein, (a) as of the date of this Agreement, (b) as of the date such instructions are given to the applicable Agent or the date of such Terms Agreement, as the case may be, (c) as of each subsequent Registration Statement Amendment Date and Company Periodic Report Date, (d) as of each Applicable Time and Delivery Date with respect to such Shares, and (e) as of each Trade Date (as defined in each Confirmation, if any), (ii) the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereunder, and, if applicable, under such Terms Agreement or Confirmation, as the case may be, and (iii) the performance by the Company of its covenants and other obligations hereunder and, if applicable, under such Terms Agreement or Confirmation, as the case may be, and to each of the following additional terms and conditions:
(a)    The Company shall have filed the Prospectus and, in the case of any offering or sale of Shares pursuant to a Terms Agreement, the applicable preliminary prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act in connection with the issuance and sale of the Shares, in each case used or referred to after the date hereof, within the applicable time periods prescribed for such filings under such Rule 433. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been instituted or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement, any preliminary prospectus or the Prospectus or otherwise shall have been complied with; the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.
(b)    No Agent or Forward Purchaser shall have discovered and disclosed to the Company that the Registration Statement or any amendment or supplement thereto, or the Prospectus or the Disclosure Package or any amendment or supplement thereto relating to the Shares or Confirmation Shares, contains an untrue statement of a fact which, in the judgment of such Agent or the Forward Purchaser, as the case may be, is material or omits to state a fact which, in the judgment of such Agent or the Forward Purchaser, as the case may be, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
(c)    All corporate and partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, any Terms Agreements, any Confirmations, the Shares, any Confirmation Shares, the Registration Statement, any preliminary prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement, any Confirmations and any Terms Agreements, and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Agents and the Forward Purchaser, and the Company shall have furnished to counsel for the Agents and the Forward Purchaser all documents and information that they may reasonably require for the purposes of enabling them to pass upon such matters, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements herein or therein contained.

(d)    The Agents and the Forward Purchaser shall have received (i) the opinion of Venable LLP, Maryland counsel for the Company, addressed to the Agents and Forward Purchaser and delivered and dated on each date specified in Section 3(a)(xiii) and 3(a)(xxvii) hereof, the form of which is attached hereto as Exhibit A, and (ii) the opinions and negative assurance letter or letters of Proskauer Rose LLP, special corporate and tax counsel for the Company, addressed to the Agents and the Forward Purchasers and delivered and dated on each date specified in Section 3(a)(xiii) and 3(a)(xxvii) hereof, the form of which are attached hereto as Exhibit B-1 and Exhibit B-2.
(e)    The Agents and the Forward Purchaser shall have received from Latham & Watkins LLP, counsel for the Agents and the Forward Purchaser, such letter and negative assurance statement, addressed to the Agents and the Forward Purchaser and delivered and dated on each date specified in Section 3(a)(xiii) and 3(a)(xxvii) hereof, with respect to the Registration Statement, the Prospectus and the Disclosure Package and other related matters as the Agents and the Forward Purchaser may reasonably request, and the Company shall have furnished to such counsel such documents and information as they may reasonably request to enable them to pass upon such matters.
(f)    At the dates specified in Section 3(a)(xiv) and 3(a)(xxvii) hereof, the Agents and the Forward Purchaser shall have received from PwC, independent public accountants for the Company, or other independent public accountants of nationally recognized standing for the Company, a letter, in form and substance satisfactory to the Agents and the Forward Purchaser, addressed to the Agents and the Forward Purchaser and dated the date of delivery thereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted thereunder by the Commission and the Public Company Accounting Oversight Board (United States), and (ii) stating, as of the date of delivery thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus and the Disclosure Package and any amendments or supplements thereto, as of a date not more than three days prior to the date of delivery thereof), the conclusions and findings of such firm with respect to the financial statements of the Company and any other properties, businesses or entities (including any pro forma financial statements) and certain financial information regarding the Company and, if applicable, such other properties, businesses or entities contained or incorporated by reference in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus (other than any electronic road show) and the Prospectus and any amendments or supplements thereto, as customarily covered by accountants’ “comfort letters” in connection with public offerings. If the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus contains or incorporates by reference the financial statements of any properties, businesses or entities whose independent public accountants are not the same as the Company’s independent public accountants, then, at the dates specified in Section 3(a)(xiv) and 3(a)(xxvii) hereof, the Agents and the Forward Purchaser shall have received from an independent public accountant, a letter, in form and substance satisfactory to the Agents and the Forward Purchaser, addressed to the Agents and the Forward Purchaser and dated the date of delivery thereof, as to the matters set forth in the preceding sentence but modified to relate solely to such financial statements and any other financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus and any amendments or supplements thereto relating to such properties, businesses or entities, as the case may be; provided, however, that the immediately preceding sentence shall not apply to financial statements of any properties acquired or proposed to be acquired by the Company included or incorporated by reference in the Disclosure Package and the Prospectus if such financial statements (A) were so included or incorporated by reference solely for purposes of complying with Rule 3-14 of Regulation S-X of the Securities Act in connection with the filing of the Registration Statement, or any post-effective amendment thereto, but were not individually or, in the case of a group of “related properties,” in the aggregate “significant” for purposes of Rule 3-14 and (B) were for a properties or properties, as applicable, whose independent public accountants are not the same as the Company’s independent public accountants; provided further, however, with respect to such financial statements referred to in the immediately preceding proviso, the Agents and the Forward Purchaser shall have received a certificate of the Chief Financial Officer and Chief Accounting Officer of the Company, providing “management comfort” with respect to such financial statements and any related financial information in form and substance satisfactory to the Agents and the Forward Purchaser, addressed to the Agents and the Forward Purchaser and dated the date of delivery thereof.
(g)    Since the commencement of the offering of the Shares under this Agreement or, if later, since the most recent Registration Statement Amendment Date or Company Periodic Report Date (whichever is later) and, in the case of the sale of Shares pursuant to a Terms Agreement to which any Agent is a party, since the date of such Terms Agreement:
(A)    in the judgment of the Agents and the Forward Purchaser (or, in the case of the sale of Shares pursuant to a Terms Agreement, in the judgment of the Agent or Agents party to such Terms Agreement) there shall not have occurred any Material Adverse Change;
(B)    there shall not have been any change, increase or decrease specified in the letter or letters referred to in Section 5(f) above or Section 3(a)(xiv) which is, in the sole judgment of the Agents and the Forward Purchaser (or, in the case of the sale of Shares pursuant to a Terms Agreement, in the judgment of the Agent or Agents party to such Terms Agreement) so material and adverse as to make it impractical or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus; and
(C)    (i) no downgrading shall have occurred in the rating accorded to any securities issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).
(h)    (i) The Company shall have furnished to the Agents and the Forward Purchaser a certificate of an officer in a form satisfactory to the Agents and the Forward Purchaser stating the minimum gross sales price per share for sale of Shares pursuant to this Agreement and the other information specified in clauses (x) and (y) of Section 2(b) and, in the event of any change in such information, shall promptly provide the Agents and the Forward Purchaser with a new certificate of an officer setting forth such changed information (and the receipt of such certificate and any such new certificate shall have been confirmed by the Agents and the Forward Purchaser (which confirmation may be by facsimile transmission or electronic mail)), and (ii) on each date specified in Section 3(a)(xii) and 3(a)(xxvii), the Company shall have furnished to the Agents and the Forward Purchaser a certificate to the effect set forth in Exhibit C attached hereto (and including any changes proposed by the Company reasonably satisfactory to the Agents and the Forward Purchaser and their counsel and such additional matters as the Agents and the Forward Purchaser may reasonably request) of the Chief Executive Officer, the Chairman of the Board of Directors, the President, the Vice Chairman of the Board of Directors or the Chief Financial Officer of the Company on behalf of the Company.
(i)    Subsequent to the later of (i) the execution and delivery of this Agreement or (ii) the most recent Company Periodic Report Date or Registration Statement Amendment Date (whichever is later) and, in connection with any Terms Agreement, subsequent to the date of such Terms Agreement, there shall not have occurred any of the following: (i) trading or quotation in any securities issued or guaranteed by the Company shall have been suspended or limited by the Commission or by the NYSE; (ii) trading in securities generally on the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of any Agent or the Forward Purchaser (or, in connection with any Terms Agreement, any Agent or Agents party to such Terms Agreement) is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares in the manner and on the terms described in the Prospectus and the Disclosure Package or to enforce contracts for the sale of securities.
(j)    The NYSE shall have approved the Shares and any Confirmation Shares for listing, subject only to official notice of issuance, and satisfactory evidence of such action shall have been provided to the Agents and the Forward Purchaser.

(k)    On or prior to each Delivery Date, the Company shall have furnished to the Agents and the Forward Purchaser such further certificates and documents as any of the Agents and the Forward Purchaser may reasonably request.
(l)    In the case of any Terms Agreement, any additional conditions specified therein to the obligations of any Agent party thereto shall have been satisfied as of the dates required.
All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Agents and the Forward Purchaser.
6.    Indemnification.
(a)    Indemnification of the Agents and the Forward Purchaser. The Company agrees to indemnify and hold harmless each Agent and the Forward Purchaser, their respective affiliates, directors, officers, employees and agents, and each person, if any, who controls any Agent or the Forward Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage, liability or expense, as incurred, to which any Agent, the Forward Purchaser or any such affiliate, director, officer, employee, agent or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Agent and the Forward Purchaser, their respective affiliates, officers, directors, employees, agents and each such controlling person for any and all documented and reasonably incurred expenses (including the fees and disbursements of counsel chosen by the applicable Agents and the Forward Purchaser, as the case may be) as such expenses are incurred by any Agent or the Forward Purchaser or any of their respective affiliates, officers, directors, employees, agents or controlling persons in connection with the reasonable costs of investigating, defending, settling, compromising or the paying of any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Agents or the Forward Purchaser expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure

Package or the Prospectus (or any amendment or supplement thereto). The Company hereby acknowledges that the only information the Agents or the Forward Purchaser have furnished to the Company for the uses set forth in the preceding sentence are the statements set forth in the penultimate sentence of Section 6(b). The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.
(b)    Indemnification of the Company. Each Agent and the Forward Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, each of the Company’s affiliates, officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage, liability or expense, as incurred, to which the Company, any such affiliates, officers, directors, employees and agents and any such persons, if any, who control the Company within the meaning of the Securities Act or the Exchange Act may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agents or the Forward Purchaser expressly for use therein; and to reimburse the Company, any such affiliates, officers, directors, employees and agents and any such persons, if any, who control the Company within the meaning of the Securities Act or the Exchange Act for any and all documented and reasonably incurred expenses (including the fees and disbursements of counsel chosen by the Company) as such expenses are incurred by the Company, any such affiliates, officers, directors, employees and agents and any such persons, if any, who control the Company within the meaning of the Securities Act or the Exchange Act in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Agents or the Forward Purchaser have furnished to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the first sentence of the ninth full paragraph under caption “Plan of Distribution” in the Prospectus concerning the exemption of the Common Stock from the requirements of Regulation M under the Exchange Act. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that any Agent or the Forward Purchaser may otherwise have.
(c)    Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in substantial prejudice to the indemnifying party (through the forfeiture by the indemnifying party of substantial rights and defenses, or otherwise) and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party under this Agreement other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded in good faith and has specifically notified the indemnifying party that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (A) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), reasonably approved by the Company, in the case of Section 6(a), or by the applicable Agents and the Forward Purchaser, in the case of Section 6(b), representing the indemnified parties who are parties to such action), or (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.
(d)    Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify any indemnified party for any amount paid or payable by it in any settlement without the prior written consent of the indemnifying party.
7.    Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Agents and the Forward Purchaser, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the applicable Agents and the Forward Purchaser, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the applicable Agents and the Forward Purchaser, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds received by the Company from the offering of the Shares sold to or through the applicable Agents pursuant to this Agreement and any Terms Agreements (and, for purposes of the foregoing, the Company shall be deemed to have received net proceeds from the sale of Shares sold through RBC, acting as forward seller on behalf of the Forward Purchaser in connection with a Confirmation entered into by the Forward Purchaser, in an amount equal to the proceeds that would have been received by the Company upon full physical settlement of the Confirmation Shares under such Confirmation, assuming that the aggregate amount payable by the Forward Purchaser to the Company for such Confirmation Shares is equal to the aggregate amount of net proceeds received by the Forward Purchaser from the sale of such Shares through such Agent) in each case before deducting expenses and before deducting any transaction fees, transfer taxes or other similar fees, taxes or charges of the nature referred to in Section 2(f) hereof), and the total commissions received by the applicable Agents and, in the case of any Shares purchased by any applicable Agent as principal, discounts received by such Agent under this Agreement and any applicable Terms Agreement to which such Agent is a party bear to the aggregate gross sales price of the Shares sold to or through the applicable Agents pursuant to this Agreement and any such Terms Agreements. For the avoidance of doubt, the net proceeds received by the Forward Purchaser upon the sale of Shares by RBC as forward seller shall be calculated as the gross proceeds from such sale minus the commission owed to such Agent, which commission, on a per share basis, shall be deemed to equal to the percentage discount applied to the Initial Forward Price (as defined in the related Confirmation), and such commission amount shall also be deemed to be the commission received by such Agent for such sales. The relative fault of the Company, on the one hand, and the applicable

Agents and the Forward Purchaser, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the applicable Agents or the Forward Purchaser, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.
The Company, the Agents and the Forward Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7.
Notwithstanding the provisions of this Section 7, neither any Agent nor the Forward Purchaser, if any, shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total commissions and discounts received by such Agent exceed the aggregate amount of damages that such Agent and the Forward Purchaser have otherwise been required to pay by reason of such untrue statements or omissions or alleged untrue statements or omissions which resulted in such losses, claims, damages, liabilities or expenses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each affiliate, director, officer, employee and agent of any Agent or the Forward Purchaser and each person, if any, who controls any Agent or the Forward Purchaser within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Agent or the Forward Purchaser, as the case may be, and each of the Company’s affiliates, officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company, as the case may be.
The provisions set forth in Sections 6 and 7 of this Agreement shall be in addition to, and shall not limit, any indemnification, contribution or similar provision set forth in any Confirmation.
8.    Termination.
(a)    The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale through an Agent as sales agent, and with respect to any pending sale to an Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by an Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of such Agent and the Forward Purchaser, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section  4, Section  6, Section  7, Section 8, Section  9, Section  10, Section  11, Section 12, Section  13, Section  15, Section  16, Section 18, Section 19, Section 20 and Section 21 of this Agreement shall remain in full force and effect notwithstanding such termination.
(b)    Each Agent and the Forward Purchaser shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time, but solely with respect to such Agent or the Forward Purchaser, as applicable. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale through any such Agent, as sales agent, and with respect to any pending sale to such Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by such Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of such Agent or the Forward Purchaser, as the case may be, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section 4, Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 15, Section 16, Section 18, Section 19, Section 20 and Section 21 of this Agreement shall remain in full force and effect notwithstanding such termination.
(c)    Unless earlier terminated pursuant to Section 8(a), (b) or (d), this Agreement shall automatically terminate upon the sale of Shares pursuant to this Agreement and any Terms Agreements with an aggregate gross sales price equal to the Maximum Program Amount. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale through an Agent, as sales agent, and with respect to any pending sale to an Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by an Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of the Agents and the Forward Purchaser, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section 4, Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 15, Section 16, Section 18, Section 19, Section 20 and Section 21 of this Agreement shall remain in full force and effect notwithstanding such termination. The Company shall promptly notify the Agents and the Forward Purchaser of any automatic termination pursuant to this Section 8(c).
(d)    This Agreement shall remain in full force and effect unless terminated pursuant to Section 8(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement pursuant to this clause (d) shall in all cases be deemed to provide that, except that with respect to any pending sale through an Agent, as sales agent, and with respect to any pending sale to an Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by an Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of the Agents and the Forward Purchaser, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section 4, Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13,

Section 15, Section 16, Section 18, Section 19, Section 20 and Section 21 of this Agreement shall remain in full force and effect notwithstanding such termination.
(e)    Any termination of this Agreement pursuant to Section 8(a) or (b) above shall be effective on the date specified in the applicable notice of termination, provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agents and the Forward Purchaser, in the case of termination pursuant to Section 8(a), or the Company, in the case of termination pursuant to Section 8(b). Any termination of this Agreement pursuant to Section 8(d) shall be effective as of the date specified by mutual agreement of the parties. If such termination shall occur prior to the Delivery Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(h) hereof.
9.    Research Analyst Independence. The Company acknowledges that the Agents’ and the Forward Purchaser’s respective research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Agents’ and the Forward Purchaser’s respective research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering of the Shares that differ from the views of the Agents’ or the Forward Purchaser’s respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against any Agent or the Forward Purchaser with respect to any conflict of interest that may arise from the fact that the views expressed by their respective independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Agents’ and the Forward Purchaser’s respective investment banking divisions. The Company acknowledges that each Agent and the Forward Purchaser is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the accounts of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement, any Confirmation or any Terms Agreement.
10.    No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the offering of the Shares pursuant to this Agreement and any Terms Agreement and the issuance and sale of Confirmation Shares pursuant to any Confirmation, including the determination of the gross sales price of the Shares and any related discounts, commissions and compensation and the price to be paid for any Confirmation Shares, are arm’s-length commercial transactions between the Company, on the one hand, and the applicable Agents and/or the Forward Purchaser, as applicable, on the other hand, and the Company is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement and such Terms Agreements and Confirmations; (ii) except to the extent any Agent offers and sells shares as sales agent, in connection with each transaction contemplated by this Agreement, any Terms Agreement and any Confirmation and the process leading to such transactions, each of the Agents and the Forward Purchaser have been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors, limited or general partners, or employees or any other party; (iii) no Agent or Forward Purchaser has assumed or will assume by this Agreement, any Terms Agreement or any Confirmation, any advisory, fiduciary or, except to the extent any Agent offers and sells Shares as sales agent of the Company, agency responsibility in favor of the Company with respect to any of the transactions contemplated hereby or thereby or the process leading thereto (irrespective of whether any Agent or the Forward Purchaser has advised or is currently advising the Company on other matters) and no Agent or Forward Purchaser has or will have any obligation to the Company with respect to the transactions contemplated hereby or thereby except the obligations expressly set forth in this Agreement or in any Terms Agreement to which such Agent is a party or any Confirmation to which the Forward Purchaser is a party; (iv) each Agent and the Forward Purchaser and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and no Agent or Forward Purchaser has or will have any obligation to disclose any such interests by virtue of any advisory, agency or fiduciary relationship; and (v) no Agent or Forward Purchaser has provided or will provide legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement, any Terms Agreement or any Confirmation and the Company has consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against any Agent and the Forward Purchaser with respect to any breach or alleged breach of agency or fiduciary duty.
11.    Notices, etc. Unless otherwise expressly provided herein, all statements, requests, notices and agreements hereunder and under any Terms Agreements shall be in writing, and:
(a)    if to RBC Capital Markets, LLC or to Royal Bank of Canada, shall be delivered or sent by mail or facsimile transmission to RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: Equity Capital Markets, (Fax: (212) 428-6260);
(b)    if to JonesTrading Institutional Services LLC shall be delivered or sent by mail or facsimile transmission to 900 Island Park Drive, Suite 160, Daniel Island, South Carolina 29492, Email: burke@jonestrading.com, Attention: Burke Cook;
(c)    if to B. Riley FBR, Inc., shall be delivered or sent by mail or facsimile transmission to, 11100 Santa Monica Blvd., Ste. 800, Los Angeles, California 90025, Attention: General Counsel (Fax: (212) 457-9947);
(d)    if to Compass Point Research & Trading, LLC, shall be delivered or sent by mail or facsimile transmission to, 1055 Thomas Jefferson Street NW, Suite 303, Washington, DC 20007, Attention: Jody Adam Rosen (Fax: (202) 540-7311);
(e)    if to D.A. Davidson & Co., shall be delivered or sent by mail or facsimile transmission to 8 Third Street North, Great Falls, Montana 59401, Attention: Marge Sitzmann, (Fax: (406) 791-7357);

(f)    if to JMP Securities LLC, shall be delivered or sent by mail or facsimile transmission to 600 Montgomery Street, 11th Floor, San Francisco, California 94111, Attention: Ryan Abbe; Email: rabbe@jmpsecurities.com (Fax: (415) 835-8920);
(g)    if to National Securities Corporation shall be delivered or sent by mail or facsimile transmission to 200 Vesey Street, 25th Floor, New York, New York 10281, Attention: Jonathan C. Rich (Fax: (212) 380-2828); and
(h)    if to the Company, shall be delivered or sent by mail or facsimile transmission to Preferred Apartment Communities, Inc., 3284 Northside Parkway NW, Suite 150, Atlanta, Georgia, Attention: Jeffrey R. Sprain (Email: jsprain@pacapts.com).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof except as otherwise expressly provided herein. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by an Agent or the Forward Purchaser. Any party hereto or any party to a Terms Agreement may change its address for this purpose by giving written notice to the other parties hereto or thereto.
12.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Any Terms Agreement shall inure to the benefit of and be binding upon the parties to such Terms Agreement and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only the parties hereto and any Terms Agreement and the terms and provisions thereof are for the sole benefit of only the parties thereto, in each case, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the affiliates, directors, officers, employees and agents of the respective Agents and Forward Purchaser and each person, if any, who controls any Agent or the Forward Purchaser within the meaning of the Securities Act or the Exchange Act, (b) the representations, warranties, indemnities (if any) and agreements of the Company contained in any Terms Agreement shall also be deemed to be for the benefit of the affiliates, directors, officers, employees and agents of each Agent party thereto and each person, if any, who controls any such Agent within the meaning of the Securities Act or the Exchange Act and (c) the indemnity agreement of the Agents and the Forward Purchaser contained in Section 6(b) of this Agreement shall be also be deemed to be for the benefit of affiliates, officers, directors, employees and agents of the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act. Nothing in this Agreement or in any Terms Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement, any such Terms Agreement or any provision contained herein or therein.
13.    Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and of its officers and the Agents and the Forward Purchaser contained in this Agreement or any Terms Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or any Terms Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

14.    Definition of the Terms “Business Day, “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.
15.    Governing Law. This Agreement and any claim, controversy or dispute relating to or arising under this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
16.    Waiver of Jury Trial. The Company, the Agents and the Forward Purchaser hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Terms Agreement or the transactions contemplated hereby and thereby.
17.    Entire Agreement and Counterparts. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement and any Terms Agreement may be executed in two or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Delivery of an executed Agreement or Terms Agreement by one party to the other may be made by facsimile, electronic mail in PDF format or other electronic transmission. This Agreement and any Terms Agreement may not be amended or modified unless in writing by all of the parties hereto or thereto, as the case may be, and no condition herein or therein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.
18.    Partial Unenforceability. To the fullest extent permitted by applicable law, the invalidity or unenforceability of any Section, paragraph or provision of this Agreement or any Terms Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof or thereof, as the case may be, and, if any Section, paragraph or provision of this Agreement or any Terms Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
19.    Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
20.    General Provisions. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 6 and the contribution provisions of Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 6 and 7 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and their business in order to assure that adequate disclosure has been made in the Registration Statement, each preliminary prospectus, each Issuer Free Writing Prospectus, the Disclosure

Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.
21.    Several Obligations of the Agents and Forward Purchaser. Anything herein to the contrary notwithstanding, all representations, warranties, agreements and other obligations of the Agents and the Forward Purchaser set forth in this Agreement or any Terms Agreement are the several (and not joint) representations, warranties, agreements and other obligations of each Agent and the Forward Purchaser (in the case of this Agreement) or of each Agent party to such Terms Agreement (in the case of any Terms Agreement). The Company further understands and agrees that each Agent shall provide its services hereunder independently from any other Agent and that no Agent will rely upon any services or work performed by any other Agent.  Accordingly, the Company further agrees that no Agent shall have any liability to the Company or its securityholders for any actions or omissions of any other Agent.
[Signature Pages Follow]

If the foregoing correctly sets forth the agreement by and among the Company and the Agents and the Forward Purchaser, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,
PREFERRED APARTMENT COMMUNITIES, INC.

By:	/s/ Jeffrey R. Sprain .
Name: Jeffrey R. Sprain
Title: Executive Vice President, General Counsel and Secretary

Accepted:
RBC CAPITAL MARKETS, LLC,
As Agent

By:    /s/ Donovan Campbell

    Authorized Representative

ROYAL BANK OF CANADA,
As Forward Purchaser

By:    /s/ Brian Ward

    Authorized Representative

JONES TRADING INSTITUTIONAL SERVICES LLC,
As Agent

By:    /s/ Burke Cook

    Authorized Representative

B. RILEY FBR, INC.,
As Agent

By:    /s/ Patrice McNicoll

    Authorized Representative

COMPASS POINT RESEARCH & TRADING, LLC,
As Agent

By:    /s/ Chris Nealon

    Authorized Representative

D.A. DAVIDSON & CO.,
As Agent

By:    /s/ Keith Getter

    Authorized Representative

JMP SECURITIES LLC,
As Agent

By:    /s/ Ryan Abbe

    Authorized Representative

NATIONAL SECURITIES CORPORATION,
As Agent

By:    /s/ Jonathan Rich

    Authorized Representative

[Signature Page to Sales Agreement]

US-DOCS\103792847.8

EXHIBIT A
FORM OF OPINION OF VENABLE LLP
On file with the Company

A-1

US-DOCS\103792847.8

EXHIBIT B-1
FORM OF CORPORATE OPINION OF PROSKAUER ROSE LLP
On file with the Company.

B-1

EXHIBIT B-2
FORM OF TAX OPINION OF PROSKAUER ROSE LLP
On file with the Company

(Officers’ Certificate to the Agents)

EXHIBIT C
OFFICERS’ CERTIFICATE

On file with the Company.

C-1

Annex A
Form of Due Diligence Protocol
for Primary Open Market Sales Program

On File with the Company

Annex A-1

Annex A-2
US-DOCS\103792847.8

Annex B

Preferred Apartment Communities, Inc.
Common Stock
(par value $0.01 per share)
TERMS AGREEMENT

[Date]

[•]
[•]
[•]

Ladies and Gentlemen:
Preferred Apartment Communities, Inc., a Maryland corporation (the “Company”), proposes, on the terms and subject to the conditions stated herein and in the Sales Agreement dated June 21, 2019 (the “Sales Agreement”) between the Company and RBC Capital Markets, LLC, Jones Trading Institutional Services LLC, B. Riley FBR, Inc., Compass Point Research & Trading, LLC, D.A. Davidson & Co., JMP Securities LLC and National Securities Corporation. (the “Agents”) and the Forward Purchaser (as defined in the Sales Agreement), to issue and sell to [•], one of the Agents under the Sales Agreement (the “Agent”), the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), specified in the Schedule 1 hereto (the “[Purchased] Securities”), [and to grant to the Agent the option to purchase all or any of the additional shares of Common Stock specified in the Schedule 1 hereto (the “Additional Securities” and, together with the Purchased Securities,] the “Securities”). Terms, whether or not capitalized, that are used herein but not defined and that are defined in the Sales Agreement shall have the respective meanings ascribed thereto in the Sales Agreement. [Provisions regarding Additional Securities and the definition of “Securities” to be revised, included or deleted, as applicable.]
[The Agent, shall have the right, at its option, to purchase from the Company all or a portion of the Additional Securities at the same purchase price per share to be paid by the Agent to the Company for the Purchased Securities; provided that the purchase price per share payable by the Agent for any Additional Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and paid or payable on the Purchased Securities but not payable on such Additional Securities. This option may be exercised by the Agent at any time and from time to time and one or more times on or before the 30th day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of shares of

Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (each such date and time being herein referred to as an “Option Closing Date”); provided, however, that an Option Closing Date shall not be earlier than the Delivery Date set forth on the Schedule 1 hereto nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised unless otherwise agreed by the Company. Payment of the purchase price for the Additional Securities shall be made on the applicable Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities. For purposes of clarity, the parties hereto agree that on any Option Closing Date the Company shall be deemed to have jointly and severally reaffirmed, as of such Option Closing Date, mutatis mutandis, each representation, warranty, covenant and other agreement contained in the Sales Agreement.]
The Company shall deliver or cause to be delivered each of the certificates, opinions and letters set forth in Sections 3(a)(xii), 3(a)(xiii) and 3(a)(xiv) of the Sales Agreement that are required to be delivered on the date of this Agreement, the Delivery Date set forth on the Schedule 1 hereto [and on any Option Closing Date] and, without limitation to the foregoing, the obligations of the Agent to purchase the Purchased Securities [and any Additional Securities that the Agent has elected to purchase pursuant to this Terms Agreement] shall be subject to the delivery of such documents, each of which shall be reasonably satisfactory to the Agent in form and substance, and shall also be subject to the satisfaction of the conditions set forth in Section 5 of the Sales Agreement [and in the next succeeding paragraph].
[On or prior to the date of this Terms Agreement, the Company shall have furnished to the Agent agreements (the “Lock-Up Agreements”), each in the form set forth in Schedule 3 hereto, from the individuals listed on Schedule 2 hereto and each such Lock-Up Agreement shall be in full force and effect on the Delivery Date set forth in Schedule 2 hereto [and on any Option Closing Date]].
Each of the provisions of the Sales Agreement not specifically related to (a) the solicitation by the Agents, as agents of the Company, of offers to purchase Shares or (b) the Confirmations, Confirmation Shares and related transactions is incorporated herein by reference in its entirety and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein, mutatis mutandis. Each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, the Applicable Time relating to the offering contemplated by this Terms Agreement, the Delivery Date set forth on the Schedule 1 hereto [and each Option Closing Date], except that each representation, warranty and agreement in Section 1 of the Sales Agreement which makes reference to the preliminary prospectus, the Disclosure Package or the Prospectus shall be deemed to be a representation, warranty and agreement as of the date of this Terms Agreement, the Applicable Time [and] [,] the Delivery Date [and each Option Closing Date] in relation to the preliminary prospectus, the Disclosure Package and the Prospectus, as applicable, as amended and supplemented to such date.

Annex B-2

Subject to the terms and conditions set forth herein and the terms and conditions of the Sales Agreement which are incorporated herein by reference as described above, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule 1 hereto [and, if the Agent shall exercise its option to purchase all or any of the Additional Securities as described above, the Company agrees to issue and sell to the Agent and the Agent agrees to purchase from the Company such Additional Securities at the time and place specified pursuant to and at the purchase price set forth in this Terms Agreement.]
[To be revised as needed—] During the period (the “Lock-up Period”) commencing on the date of this Terms Agreement and ending on the ●th day following the date of this Terms Agreement, the Company will not, without the prior written consent of the Agent (which consent may be withheld in the sole discretion of the Agent), directly or indirectly, (1) issue, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a‑1 under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or (2) announce the offering of, or file any registration statement under the Securities Act (other than a registration statement on Form S-8) in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock or publicly announce an intention to do any of the foregoing, other than:

(a)	the issuance and sale of Shares offered and sold through or to the Agents pursuant to this Terms Agreements,

(b)
issuance, grant or sale of Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any employee or director stock option or benefits plan or stock ownership plan or issuances permitted by FINRA,

(c)	the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time,

(d)	the issuance of Common Stock upon the exercise of any currently outstanding warrants, options or other rights in effect or outstanding and disclosed in the Disclosure Package and the Prospectus,

(e)
the issuance or sale of Common Stock in connection with the Company’s Series A Redeemable Preferred Stock, par value $0.01 per share, or any warrants issued in connection with the issuance or sale of the Series A Redeemable Preferred Stock, and

(f)	the issuance or sale of Common Stock in connection with the Company’s Series M Redeemable Preferred Stock, par value $0.01 per share.
The Agent shall have the right, by giving written notice as specified in the Sales Agreement, to terminate this Terms Agreement if at any time prior to the payment for, and delivery to the Agent

Annex B-3

of, the Securities on the Delivery Date specified on the Schedule 1 hereto [or, if Additional Securities are to be purchased on an Option Closing Date, to terminate the Agent’s obligation to purchase such Additional Securities on such Option Closing Date if at any time prior to the payment for, and delivery to the Agent of, such Additional Securities on such Option Closing Date] (i) there has been, since the date of this Terms Agreement or since the respective dates as of which information is given in the Prospectus or Disclosure Package, any Material Adverse Change, (i) trading or quotation in any securities issued or guaranteed by the Company shall have been suspended or limited by the Commission or by the New York Stock Exchange; (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Agent is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares in the manner and on the terms described in the Prospectus and the Disclosure Package or to enforce contracts for the sale of securities. Except as otherwise provided in the Sales Agreement, any termination of this Agreement pursuant to this paragraph shall be without liability on the part of (a) the Company to the Agent or (b) the Agent to the Company.
If any condition specified in Section 5 of the Sales Agreement that is applicable to the transactions contemplated by this Agreement or any condition specified in this Agreement is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Agent by notice to the Company at any time on or prior to the payment for, and delivery to the Agent of, the Securities on the Delivery Date set forth on the Schedule 1 attached hereto [or, with respect to any Additional Securities that the Agent has elected to purchase, the Agent may, at any time prior to the payment for, and delivery to the Agent of, such Additional Securities on to the applicable Option Closing Date, terminate its obligation to purchase such Additional Securities], which termination shall be without liability on the part of any party to any other party, except as otherwise provided in the Sales Agreement or in this Agreement.
This Agreement and the Sales Agreement constitute the entire agreement of the parties hereto with respect to the transactions contemplated hereby and supersede all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the transactions contemplated hereby.
If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.
THIS TERMS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING UNDER THIS TERMS AGREEMENT SHALL BE GOVERNED

Annex B-4

BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature Page Follows]

Annex B-5

Very truly yours,
PREFERRED APARTMENT COMMUNITIES, INC.
By:
Name:

Title:
Accepted as of the date hereof:
[•]

By:
Authorized Representative

Annex B-6

Schedule 1 to Terms Agreement

Number of Purchased Securities to be sold by the Company:
Number of Additional Securities which may be purchased by Agent:
Price per Purchased Security to be paid by Agent:
Delivery Date:
Time of Delivery: Delivery Location:

US-DOCS\103792847.8

[Schedule 2 to Terms Agreement]
[List of Individuals Delivering Lock-Up Agreements]

US-DOCS\103792847.8

[Schedule 3 to Terms Agreement]
[Form of Lock-Up Agreement]

C-9

Annex C
Form of Forward Confirmation

Date: [], 20[]

To:	Preferred Apartment Communities, Inc.
3284 Northside Parkway NW, Suite 150
Atlanta, GA 30327
Attention: [__________________]

From:	[DEALER NAME AND NOTICE INFORMATION]

Ladies and Gentlemen:
The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between [DEALER NAME] ([“[DEALER NAME]” or] “Dealer”) and Preferred Apartment Communities, Inc. (the “Counterparty”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA 2002 Master Agreement specified below.
The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern.
Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties’ entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.
1.    This Confirmation and the pricing supplement delivered hereunder evidence a complete and binding agreement between Dealer and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with any other Confirmations for registered forward transactions entered into between Dealer and Counterparty (each, an “Additional Confirmation”), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”) as if Dealer and Counterparty had executed an agreement in such form (without any Schedule but (i) with the elections set forth in this Confirmation and (ii) with the election that the “Cross Default” provisions of Section 5(a)(vi) of the Agreement will apply to Dealer as if (a) the phrase “, or becoming capable at such time of being declared,” were deleted from Section 5(a)(vi)(1) of the Agreement, (b) the “Threshold Amount” with respect to Dealer were three percent of the [shareholders’] [members’] equity of [Dealer Parent] (“Dealer Parent”), (c) the following language were added to the end of Section 5(a)(vi): “Notwithstanding the foregoing, a default under subsection (2) hereof shall not constitute an Event of Default if (x) the default was caused solely by error or omission of an administrative or operational nature; (y) funds were available to enable the party to make the payment when due; and (z) the payment is made within two Local Business Days of such party’s receipt of written notice of its failure to pay.”; and (d) the term “Specified Indebtedness” had meaning specified in Section 14 of the Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of a party’s banking business). In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that, other than the Transaction to which this Confirmation relates and the Transactions to which the Additional Confirmations, if any, relate (each, an “Additional Transaction”), no Transaction shall be governed by the Agreement. For purposes of the Equity Definitions, this Transaction is a Share Forward Transaction.
2.    The terms of the particular Transaction to which this Confirmation relates are as follows:
General Terms:

Trade Date:	[], 20[]

Effective Date:
The first day occurring on or after the Trade Date on which Shares are sold through [AGENT NAME], acting as forward seller for Dealer in such capacity, the “Agent”), as forward purchaser, pursuant to the Sales Agreement dated [  ], 2018 between Counterparty, Dealer, the Agent and the other parties thereto (the “Sales Agreement”) have settled.

Seller:	Counterparty

Buyer:	Dealer

Shares:	The common stock of Counterparty, par value $0.01 per share (Ticker Symbol: “APTS”)

Number of Shares:
The aggregate number of Shares sold through the Agent acting as forward seller for Dealer pursuant to the Sales Agreement during the period from and including the Trade Date through and including the Hedge Completion Date; provided, however, that on each Settlement Date, the Number of Shares shall be reduced by the number of Settlement Shares settled on such date.

Hedge Completion Date:
The earliest of (i) the date specified in writing as the Hedge Completion Date by Counterparty, (ii) any Settlement Date and (iii) [DATE]. Promptly after the Hedge Completion Date, Dealer will furnish Counterparty with a pricing supplement (the “Pricing

Supplement”) substantially in the form of Annex A hereto specifying the Number of Shares as of the Hedge Completion Date (the “Initial Number of Shares”), the Initial Forward Price and the Final Date, all determined in accordance with the terms hereof.

Initial Forward Price:
[]% of the volume weighted average price at which the Shares are sold through the Agent acting as forward seller for Dealer pursuant to the Sales Agreement during the period from and including the Trade Date through and including the Hedge Completion Date, adjusted as the Calculation Agent determines appropriate to (i) reflect on each day during such period the sum of 1 and the Daily Rate for such day multiplied by the then-Initial Forward Price as of such day and (ii) reduce the then-Initial Forward Price by the relevant Forward Price Reduction Amount on each Forward Price Reduction Date occurring on or before the Hedge Completion Date.

Forward Price:	(a) On the Hedge Completion Date, the Initial Forward Price; and

(b)
on each calendar day thereafter, (i) the Forward Price as of the immediately preceding calendar day multiplied by (ii) the sum of 1 and the Daily Rate for such day; provided that, on each Forward Price Reduction Date, the Forward Price in effect on such date shall be the Forward Price otherwise in effect on such date, minus the Forward Price Reduction Amount for such Forward Price Reduction Date.

Daily Rate:	For any day, a rate (which may be positive or negative) equal to (i) (a) USD-Federal Funds Rate for such day minus (b) the Spread divided by (ii) 360.

USD-Federal Funds Rate:
For any day, the rate set forth for such day opposite the caption “Federal funds”, as such rate is displayed on Bloomberg Screen “OBFR01<Index><GO>”, or any successor page; provided that, if no rate appears for a particular day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

Spread:	[]%.

Prepayment:	Not Applicable

Variable Obligation:	Not Applicable

Forward Price Reduction Dates:	As set forth on Schedule I

Forward Price Reduction Amounts:	For each Forward Price Reduction Date, the Forward Price Reduction Amount set forth opposite such date on Schedule I.

Exchange:	The New York Stock Exchange

Related Exchange(s):	All Exchanges

Clearance System:	The Depository Trust Company

Market Disruption Event:
Section 6.3(a) of the Equity Definitions is hereby amended by replacing the first sentence in its entirety with the following: “‘Market Disruption Event’ means in respect of a Share or an Index, the occurrence or existence of (i) a Trading Disruption, (ii) an Exchange Disruption, (iii) an Early Closure or (iv) a Regulatory Disruption, in each case that the Calculation Agent determines, in its commercially reasonable judgment, is material”.

Early Closure:	Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Regulatory Disruption:
Any event that Dealer, based on the advice of counsel, determines makes it reasonably necessary or appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures that generally apply to transactions of a nature and kind similar to the Transaction and have been adopted in good faith by Dealer for Dealer to refrain from or decrease any market activity in connection with the Transaction.

Settlement:

Settlement Currency:	USD (all amounts shall be converted to the Settlement Currency in good faith and in a commercially reasonable manner by the Calculation Agent)

Settlement Date:	Any Scheduled Trading Day following the Effective Date and up to and including the Final Date that is either:

(a)
designated by Counterparty as a “Settlement Date” by a written notice (a “Settlement Notice”) that satisfies the Settlement Notice Requirements, if applicable, and is delivered to Dealer no less than (i) two Scheduled Trading Days prior to such Settlement Date, which may be the Final Date, if Physical Settlement applies, and (ii) [  ] Scheduled Trading Days prior to such Settlement Date, which may be the Final Date, if Cash Settlement or Net Share Settlement applies; provided that, if Dealer shall fully unwind its hedge with respect to the portion of the Number of Shares to be settled during an Unwind Period by a date that is more than three Scheduled Trading Days prior to a Settlement Date specified above, Dealer may, by written notice to Counterparty, no fewer than two Scheduled Trading Days prior thereto, specify any Scheduled Trading Day prior to such original Settlement Date as the Settlement Date; or

(b)	designated by Dealer as a Settlement Date pursuant to the “Termination Settlement” provisions of Paragraph 7(g) below;
provided that the Final Date will be a Settlement Date if on such date the Number of Shares for which a Settlement Date has not already been designated is greater than zero, and provided further that, following the occurrence of at least five consecutive Disrupted Days during an Unwind Period and while such Disrupted Days are continuing, Dealer may designate any subsequent Scheduled Trading Day as the Settlement Date with respect to the portion of the Settlement Shares, if any, for which Dealer has determined an Unwind Purchase Price during such Unwind Period, it being understood that the Unwind Period with respect to the remainder of such Settlement Shares shall recommence on the next succeeding Exchange Business Day that is not a Disrupted Day in whole.

Final Date:	[DATE] (or if such day is not a Scheduled Trading Day, the next following Scheduled Trading Day).

Settlement Shares:
(a)    With respect to any Settlement Date other than the Final Date, the number of Shares designated as such by Counterparty in the relevant Settlement Notice or designated by Dealer pursuant to the “Termination Settlement” provisions of Paragraph 7(g) below, as applicable; provided that the Settlement Shares so designated shall, in the case of a designation by Counterparty, (i) not exceed the Number of Shares at that time and (ii) be at least equal to the lesser of [  ] and the Number of Shares at that time, in each case with the Number of Shares determined taking into account pending Settlement Shares; and

(b)	with respect to the Settlement Date on the Final Date, a number of Shares equal to the Number of Shares at that time;
in each case with the Number of Shares determined taking into account pending Settlement Shares.

Settlement Method Election:
Physical Settlement, Cash Settlement, or Net Share Settlement, at the election of Counterparty as set forth in a Settlement Notice that satisfies the Settlement Notice Requirements; provided that Physical Settlement shall apply (i) if no Settlement Method is validly selected, (ii) with respect to any Settlement Shares in respect of which Dealer is unable, in good faith and in its commercially reasonable discretion, to unwind its hedge by the end of the Unwind Period (taking into account any Additional Transactions with overlapping “Unwind Periods” (as defined in the applicable Additional Confirmation)) (A) in a manner that, in the reasonable discretion of Dealer, based on advice of counsel, is consistent with the requirements for qualifying for the safe harbor provided by Rule 10b-18 (“Rule 10b-18”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (B) in its commercially reasonable judgment, due to the occurrence of five or more Disrupted Days or to the lack of sufficient liquidity in the Shares on any Exchange Business Day during the Unwind Period, (iii) to any Termination Settlement Date (as defined under “Termination Settlement” in Paragraph 7(g) below) and (iv) if the Final Date is a Settlement Date other than as the result of a valid Settlement Notice, in respect of such Settlement Date; provided further that, if Physical Settlement applies under clause (ii) immediately above, Dealer shall provide written notice to Counterparty at least two Scheduled Trading Days prior to the applicable Settlement Date.

Settlement Notice Requirements:
Notwithstanding any other provision hereof, a Settlement Notice delivered by Counterparty that specifies Cash Settlement or Net Share Settlement will not be effective to establish a Settlement Date or require Cash Settlement or Net Share Settlement unless Counterparty delivers to Dealer with such Settlement Notice a representation, dated as of the date of such Settlement Notice and signed by Counterparty, containing the provisions set forth in clause (i) under the heading “Additional Representations and Agreements of Counterparty” in Paragraph 7(e) below.

Physical Settlement:
If Physical Settlement is applicable, then Counterparty shall deliver to Dealer through the Clearance System a number of Shares equal to the Settlement Shares for such Settlement Date, and Dealer shall pay to Counterparty, by wire transfer of immediately available funds to an account designated by Counterparty, an amount equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis. If, on any Settlement Date, the Shares to be delivered by Counterparty to Dealer hereunder are not so delivered (the “Deferred Shares”), and a Forward Price Reduction Date occurs during the period from, and including, such Settlement Date to, but excluding, the date such Shares are actually delivered to Dealer, then the portion of the Physical Settlement Amount payable by Dealer to Counterparty in respect of the Deferred Shares shall be reduced by an amount equal to the Forward Price Reduction Amount for such Forward Price Reduction Date, multiplied by the number of Deferred Shares.

Physical Settlement Amount:
For any Settlement Date for which Physical Settlement is applicable, an amount in cash equal to the product of (a) the Forward Price in effect on the relevant Settlement Date multiplied by (b) the Settlement Shares for such Settlement Date.

Cash Settlement:
On any Settlement Date in respect of which Cash Settlement applies, if the Cash Settlement Amount is a positive number, Dealer will pay the Cash Settlement Amount to Counterparty. If the Cash Settlement Amount is a negative number, Counterparty will pay the absolute value of the Cash Settlement Amount to Dealer. Such amounts shall be paid on such Settlement Date by wire transfer of immediately available funds.

Cash Settlement Amount:	An amount determined by the Calculation Agent equal to:

(a)
(i)(A) the weighted average (weighted on the same basis as clause (B)) of the Forward Prices on each day during the applicable Unwind Period (calculated assuming no reduction to the Forward Price for any Forward Price Reduction Date that occurs during such Unwind Period, which is accounted for in clause (b) below), minus USD 0.02, minus (B) the weighted average price (the “Unwind Purchase Price”) at which Dealer purchases Shares during the Unwind Period to unwind its hedge with respect to the portion of the Number of Shares to be settled during the Unwind Period (including, for the avoidance of doubt, purchases on any Disrupted Day in part), taking into account Shares anticipated to be delivered or received if Net Share Settlement applies, and the restrictions of Rule 10b-18 under the Exchange Act agreed to hereunder, multiplied by (ii) the Settlement Shares for the relevant Settlement Date; minus

(b)
the product of (i) the Forward Price Reduction Amount for any Forward Price Reduction Date that occurs during such Unwind Period, and (ii) the number of Settlement Shares for such Settlement Date with respect to which Dealer has not unwound its hedge, including the settlement of such unwinds, as of such Forward Price Reduction Date.

Net Share Settlement:
On any Settlement Date in respect of which Net Share Settlement applies, if the Cash Settlement Amount is a (i) positive number, Dealer shall deliver a number of Shares to Counterparty equal to the Net Share Settlement Shares, or (ii) negative number, Counterparty shall deliver a number of Shares to Dealer equal to the Net Share Settlement Shares; provided that, if Dealer determines in its reasonable judgment that it would be required to deliver Net Share Settlement Shares to Counterparty, Dealer may elect to deliver a portion of such Net Share Settlement Shares on one or more dates prior to the applicable Settlement Date.

Net Share Settlement Shares:
With respect to a Settlement Date, the absolute value of the Cash Settlement Amount divided by the Unwind Purchase Price, with the number of Shares rounded up in the event such calculation results in a fractional number.

Unwind Period:
The period from and including the first Exchange Business Day following the date Counterparty validly elects Cash Settlement or Net Share Settlement in respect of a Settlement Date through the third Scheduled Trading Day preceding such Settlement Date, subject to “Termination Settlement” as described in Paragraph 7(g) below.

Failure to Deliver:	Applicable if Dealer is required to deliver Shares hereunder; otherwise, Not Applicable.

Share Cap:	Notwithstanding any other provision of this Confirmation, in no event will Counterparty be required to deliver to Dealer on any Settlement Date,

whether pursuant to Physical Settlement, Net Share Settlement or any Private Placement Settlement, a number of Shares in excess of (i) the Initial Share Cap, as set forth on Schedule I hereto, subject to adjustment from time to time in accordance with the provisions of this Confirmation or the Equity Definitions minus (ii) the aggregate number of Shares delivered by Counterparty to Dealer hereunder prior to such Settlement Date.
Adjustments:

Method of Adjustment:
Calculation Agent Adjustment. Section 11.2(e) of the Equity Definitions is hereby amended by deleting clauses (iii) and (v) thereof. For the avoidance of doubt, the declaration or payment of a cash dividend will not constitute a Potential Adjustment Event.

Additional Adjustment:
If, in Dealer’s commercially reasonable judgment, the actual cost to Dealer (or an affiliate of Dealer), over any one week period, of borrowing a number of Shares equal to the Number of Shares to hedge in a commercially reasonable manner its exposure to this Transaction exceeds a weighted average rate equal to [] basis points per annum, the Calculation Agent shall reduce the Forward Price in order to compensate Dealer for the amount by which such cost exceeded a weighted average rate equal to [] basis points per annum during such period. The Calculation Agent shall notify Counterparty prior to making any such adjustment to the Forward Price.

Extraordinary Events:

Extraordinary Events:
In lieu of the applicable provisions contained in Article 12 of the Equity Definitions, the consequences of any Extraordinary Event (including, for the avoidance of doubt, any Merger Event, Tender Offer, Nationalization, Insolvency, Delisting, or Change In Law) shall be as specified below under the headings “Acceleration Events” and “Termination Settlement” in Paragraphs 7(f) and 7(g), respectively. Notwithstanding anything to the contrary herein or in the Equity Definitions, no Additional Disruption Event will be applicable except to the extent expressly referenced in Paragraph 7(f)(iv) below. The definition of “Tender Offer” in Section 12.1(d) of the Equity Definitions is hereby amended by replacing “10%” with “15%.”

Non-Reliance:	Applicable
Agreements and Acknowledgments

Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

Transfer:
Notwithstanding anything to the contrary herein or in the Agreement, Dealer may assign, transfer and set over all rights, title and interest, powers, privileges and remedies of Dealer under this Transaction, in whole or in part, to (A) a wholly-owned subsidiary of Dealer Parent, whose obligations hereunder are fully and unconditionally guaranteed by Dealer or Dealer Parent, or (B) any other wholly-owned direct or indirect subsidiary of Dealer Parent with a long-term issuer rating equal to or better than the credit rating of Dealer at the time of transfer without the consent of Counterparty; provided that, at all times, Dealer or any transferee or assignee or other recipient of rights, title and interest, powers, privileges and remedies shall be eligible to provide a U.S. Internal Revenue Service Form W-9 or W-8ECI with respect to any payments or deliveries under the Agreement.

3. Calculation Agent:
Dealer whose judgments, determinations and calculations shall be made in good faith and in a commercially reasonable manner; provided that, following the occurrence and during the continuance of an Event of Default of the type described in Section 5(a)(vii) of the Agreement with respect to which Dealer is the sole Defaulting Party, if the Calculation Agent fails to timely make any calculation, adjustment or determination required to be made by the Calculation Agent hereunder or to perform any obligation of the Calculation Agent hereunder and such failure continues for five (5) Exchange Business Days following notice to the Calculation Agent by Counterparty of such failure, Counterparty shall have the right to designate a nationally recognized third-party dealer in over-the-counter corporate equity derivatives to act, during the period commencing on the date such Event of Default occurred and ending on the Early Termination Date with respect to such Event of Default, as the Calculation Agent. Following any determination or calculation by the Calculation Agent hereunder, upon a request by Counterparty, the Calculation Agent shall promptly (but in any event within five (5) Scheduled Trading Days) provide to Counterparty by e-mail to the e-mail address provided by Counterparty in such request a report (in a commonly used file format for the storage and manipulation of financial data) displaying in reasonable detail the basis for such determination or calculation (including any assumptions used in making such determination or calculation), it being understood that the Calculation Agent shall not be obligated to disclose any proprietary or confidential models or other proprietary or confidential information used by it for such determination or calculation.
4.    Account Details:

(a)	Account for delivery of Shares
to Dealer:    To be furnished

(b)	Account for delivery of Shares
to Counterparty:    To be furnished
(c) Account for payments to

Counterparty:	To be advised under separate cover or telephone confirmed prior to each Settlement Date

(d) Account for payments to Dealer:	To be advised under separate cover or telephone confirmed prior to each Settlement Date
5.    Offices:
The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party
The Office of Dealer for the Transaction is: New York
6.    Notices: For purposes of this Confirmation:

(a)	Address for notices or communications to Counterparty:

Preferred Apartment Communities, Inc.
3284 Northside Parkway NW, Suite 150
Atlanta, GA 30327
Attention: [______________]

(b)	Address for notices or communications to Dealer:
[INSERT DEALER NAME AND NOTICE INFORMATION]
7.    Other Provisions:
(a)    Conditions to Effectiveness. This Transaction shall be effective if and only if Shares are sold by the Agent acting as forward seller for Dealer on or after the Trade Date and on or before the Hedge Completion Date pursuant to the Sales Agreement. If the Sales Agreement is terminated prior to any such sale of Shares thereunder, the parties shall have no further obligations in connection with this Transaction, other than in respect of breaches of representations or covenants on or prior to such date.
(b)    Sales Agreement Representations, Warranties and Covenants. On the Trade Date and on each date on which Dealer or its affiliates makes a sale pursuant to a prospectus in connection with a hedge of this Transaction, Counterparty repeats and reaffirms as of such date all of the representations and warranties contained in the Sales Agreement. Counterparty hereby agrees to comply with its covenants contained in the Sales Agreement as if such covenants were made in favor of Dealer.
(c)    Interpretive Letter. Counterparty agrees and acknowledges that this Transaction is being entered into in accordance with the October 9, 2003 interpretive letter from the staff of the Securities and Exchange Commission to Goldman, Sachs & Co. (the “Interpretive Letter”) and agrees to take all actions, and to omit to take any actions, reasonably requested by Dealer for this Transaction to comply with the Interpretive Letter. Without limiting the foregoing, Counterparty agrees that neither it nor any “affiliated purchaser” (as defined in Regulation M (“Regulation M”) promulgated under the Exchange Act) will, directly or indirectly, bid for, purchase or attempt to induce any person to bid for or purchase, the Shares or securities that are convertible into, or exchangeable or exercisable for, Shares during any “restricted period” as such term is defined in Regulation M. In addition, Counterparty represents that it is eligible to conduct a primary offering of Shares on Form S-3, the offering contemplated by the Sales Agreement complies with Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), and the Shares are “actively traded” as defined in Rule 101(c)(1) of Regulation M.
(d)    Agreements and Acknowledgments Regarding Shares.
(i)    Counterparty agrees and acknowledges that, in respect of any Shares delivered to Dealer hereunder, such Shares shall be newly issued (unless mutually agreed otherwise by the parties) and, upon such delivery, duly and validly authorized, issued and outstanding, fully paid and nonassessable, free of any lien, charge, claim or other encumbrance and not subject to any preemptive or similar rights and shall, upon such issuance, be accepted for listing or quotation on the Exchange.
(ii)    Counterparty agrees and acknowledges that Dealer (or an affiliate of Dealer) will hedge its exposure to this Transaction by selling Shares borrowed from third party securities lenders or other Shares pursuant to a registration statement, and that, pursuant to the terms of the Interpretive Letter, the Shares (up to the Initial Number of Shares) delivered, pledged or loaned by Counterparty to Dealer (or an affiliate of Dealer) in connection with this Transaction may be used by Dealer (or an affiliate of Dealer) to return to securities lenders without further registration or other restrictions under the Securities Act, in the hands of those securities lenders, irrespective of whether such securities loan is effected by Dealer or an affiliate of Dealer. Accordingly, subject to Paragraph 7(h) below, Counterparty agrees that the Shares that it delivers, pledges or loans to Dealer (or an affiliate of Dealer) on or prior to the final Settlement Date will not bear a restrictive legend and that such Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.
(iii)    Counterparty agrees and acknowledges that it has reserved and will keep available at all times, free from preemptive or similar rights and free from any lien, charge, claim or other encumbrance, authorized but unissued Shares at least equal to the Share Cap, solely for the purpose of settlement under this Transaction.
(iv)    Unless the provisions set forth below under “Private Placement Procedures” are applicable, Dealer agrees to use any Shares delivered by Counterparty hereunder on any Settlement Date to return to securities lenders to close out open securities loans created by Dealer or an affiliate of Dealer in the course of Dealer’s or such affiliate’s hedging activities related to Dealer’s exposure under this Transaction.
(v)    In connection with bids and purchases of Shares in connection with any Cash Settlement or Net Share Settlement of this Transaction, Dealer shall use its good faith efforts to conduct its activities, or cause its affiliates to conduct their activities, in a manner consistent with the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act, as if such provisions were applicable to such purchases and any analogous purchases under any Additional Transaction, taking into account any applicable Securities and Exchange Commission no action letters, as appropriate.
(e)    Additional Representations and Agreements of Counterparty. Counterparty represents, warrants and agrees as follows:
(i)    Counterparty represents to Dealer on the Trade Date and on any date that Counterparty notifies Dealer that Cash Settlement or Net Share Settlement applies to this Transaction, that (A) Counterparty is not aware of any material nonpublic information regarding Counterparty or the Shares, (B) each of its filings under the Securities Act, the Exchange Act or other applicable securities laws that are required to be filed have been filed and that, as of the date of this representation, when considered as a whole (with the more recent such filings deemed to amend inconsistent statements contained in any earlier such filings), there is no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (C) Counterparty is not entering into this Confirmation nor making any election hereunder to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act. In addition to any other requirement set forth herein, Counterparty agrees not to designate, or to appropriately rescind or modify a prior designation of, any Settlement Date if it is notified by Dealer that, in the reasonable determination of Dealer, based on advice of counsel, such settlement or Dealer’s related market activity in respect of such date would result in a violation of any applicable federal or state law or regulation, including the U.S. federal securities laws.
(ii)    It is the intent of Dealer and Counterparty that following any election of Cash Settlement or Net Share Settlement by Counterparty, the purchase of Shares by Dealer during any Unwind Period comply with the requirements of Rule 10b5-l(c)(l)(i)(B) of the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5‑l(c). Counterparty acknowledges that (i) during any Unwind Period Counterparty shall not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Shares by Dealer (or its agent or affiliate) in connection with this Confirmation and (ii) Counterparty is entering into the Agreement and this Confirmation in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b‑5 promulgated under the Exchange Act.
(iii)    Counterparty shall, at least one day prior to the first day of any Unwind Period, notify Dealer of the total number of Shares purchased in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) by or for Counterparty or any of its affiliated purchasers during each of the four calendar weeks preceding the first day of the Unwind Period and during the calendar week in which the first day of the Unwind Period occurs (“Rule 10b-18 purchase”, “blocks” and “affiliated purchaser” each being used as defined in Rule 10b-18).
(iv)    During any Unwind Period, Counterparty shall (i) notify Dealer prior to the opening of trading in the Shares on any day on which Counterparty makes, or reasonably expects in advance of the opening to be made, any public announcement (as defined in Rule 165(f) under the Securities Act) of any merger, acquisition, or similar transaction involving a recapitalization relating to Counterparty (other than any such transaction in which the consideration consists solely of cash and there is no valuation period), (ii) promptly notify Dealer following any such announcement that such announcement has been made, and (iii) promptly deliver to Dealer following the making of any such announcement information indicating (A) Counterparty’s average daily Rule 10b-18 purchases (as defined in Rule 10b-18) during the three full calendar months preceding the date of the announcement of such transaction and (B) Counterparty’s block purchases (as defined in Rule 10b‑18) effected pursuant to paragraph (b)(4) of Rule 10b-18 during the three full calendar months preceding the date of the announcement of such transaction. In addition, Counterparty shall promptly notify Dealer of the earlier to occur of the completion of such transaction and the completion of the vote by target shareholders.
(v)    Neither Counterparty nor any of its affiliated purchasers (within the meaning of Rule 10b-18 under the Exchange Act) shall take or refrain from taking any action (including, without limitation, any direct purchases by Counterparty or any of its affiliates, or any purchases by a party to a derivative transaction with Counterparty or any of its affiliates), either under this Confirmation, under an agreement with another party or otherwise, that Counterparty reasonably believes to cause any purchases of Shares by Dealer or any of its affiliates in connection with any Cash Settlement or Net Share Settlement of this Transaction not to meet the requirements of the safe harbor provided by Rule 10b-18 determined as if all such foregoing purchases were made by Counterparty.
(vi)    Counterparty will not engage in any “distribution” (as defined in Regulation M), other than a distribution meeting, in each case, the requirements of an exception set forth in each of Rules 101(b) and 102(b) of Regulation M that would cause a “restricted period” (as defined in Regulation M) to occur during any Unwind Period.
(vii)    Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(viii)    Counterparty is not insolvent, nor will Counterparty be rendered insolvent as a result of this Transaction or its performance of the terms hereof.
(ix)    Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Dealer is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of this Transaction under any accounting standards including ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, or ASC Topic 480, Distinguishing Liabilities from Equity and ASC 815‑40, Derivatives and Hedging - Contracts in Entity’s Own Equity (or any successor issue statements) or under FASB’s Liabilities & Equity Project.

(x)    Counterparty understands no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Dealer or any governmental agency.
(xi)    To Counterparty’s actual knowledge, no federal, state or local (including non-U.S. jurisdictions) law, rule, regulation or regulatory order applicable to the Shares would give rise to any reporting, consent, registration or other requirement (including without limitation a requirement to obtain prior approval from any person or entity) as a result of Dealer or its affiliates owning or holding (however defined) Shares, other than Sections 13 and 16 under the Exchange Act or Article 4 of the Articles of Restatement of Counterparty, as amended and supplemented; provided that Counterparty makes no representation or warranty regarding any such requirement that is applicable generally to the ownership of equity securities by Dealer or its affiliates solely as a result of their being a financial institution or broker-dealer.
(xii)    No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by Counterparty of this Confirmation and the consummation of this Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except (i) such as have been obtained under the Securities Act and (ii) as may be required to be obtained under state securities laws.
(xiii)    Counterparty (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into this Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with this Transaction; and (iii) is entering into this Transaction for a bona fide business purpose.
(xiv)    Counterparty will, by the next succeeding Scheduled Trading Day notify Dealer upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.
(xv)    Ownership positions of Counterparty’s common stock held by Dealer or any of its affiliates solely in its capacity as a nominee or fiduciary (where Dealer and such affiliates have no economic interest in such positions) do not constitute “ownership” by Dealer, and Dealer shall not be deemed or treated as the beneficial or constructive “owner” of such positions, in each case, for purposes of Article 4 of the Articles of Restatement of Counterparty, as amended and supplemented.
(xvi)    Counterparty (i) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies involving a security or securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (iii) has total assets of at least $50 million as of the date hereof.
(f)    Acceleration Events. Each of the following events shall constitute an “Acceleration Event”:
(i)    Stock Borrow Event. In the commercially reasonable judgment of Dealer (A) Dealer (or an affiliate of Dealer) is not able to hedge in a commercially reasonable manner its exposure under this Transaction because insufficient Shares are made available for borrowing by securities lenders or (B) Dealer (or an affiliate of Dealer) would incur a cost to borrow (or to maintain a borrow of) Shares to hedge in a commercially reasonable manner its exposure under this Transaction that is greater than a rate equal to [  ] basis points per annum (each, a “Stock Borrow Event”);
(ii)    Dividends and Other Distributions. On any day occurring after the Trade Date, Counterparty declares a distribution, issue or dividend to existing holders of the Shares of (A) any cash dividend (other than an Extraordinary Dividend) to the extent all cash dividends having an ex-dividend date during the period from, and including, any Forward Price Reduction Date (with the Trade Date being a Forward Price Reduction Date for purposes of this paragraph (ii) only) to, but excluding, the next subsequent Forward Price Reduction Date exceeds, on a per Share basis, the Forward Price Reduction Amount set forth opposite the first date of any such period on Schedule I, (B) any Extraordinary Dividend, (C) any share capital or other securities of another issuer acquired or owned (directly or indirectly) by Counterparty as a result of a spin-off or other similar transaction or (D) any other type of securities (other than Shares), rights or warrants or other assets, in any case for payment (cash or other consideration) at less than the prevailing market price, as determined in a commercially reasonable manner by Dealer; “Extraordinary Dividend” means any dividend or distribution (that is not an ordinary cash dividend) declared by the Issuer with respect to the Shares that, in the commercially reasonable determination of Dealer, is (1) a dividend or distribution declared on the Shares at a time at which the Issuer has not previously declared or paid dividends or distributions on such Shares for the prior four quarterly periods, (2) a payment or distribution by the Issuer to holders of Shares that the Issuer announces will be an “extraordinary” or “special” dividend or distribution, (3) a payment by the Issuer to holders of Shares out of the Issuer’s capital and surplus or (4) any other “special” dividend or distribution on the Shares that is, by its terms or declared intent, outside the normal course of operations or normal dividend policies or practices of the Issuer;
(iii)    ISDA Termination. Either Dealer or Counterparty has the right to designate an Early Termination Date pursuant to Section 6 of the Agreement, in which case, except as otherwise specified herein and except as a result of an Event of Default under Section 5(a)(i) of the Agreement, the provisions of Section 7(g) below shall apply in lieu of the consequences specified in Section 6 of the Agreement;

(iv)    Other ISDA Events. An Announcement Date occurs in respect of any Merger Event, Tender Offer, Nationalization, Insolvency, Delisting or the occurrence of any Hedging Disruption or Change in Law; provided that, in case of a Delisting, in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or their respective successors); provided further that (i) the definition of “Change in Law” provided in Section 12.9(a)(ii) of the Equity Definitions is hereby amended by (A) replacing the phrase “the interpretation” in the third line thereof with the phrase “or announcement or statement of the formal or informal interpretation” and (B) immediately following the word “Transaction” in clause (X) thereof, adding the phrase “in the manner contemplated by Dealer on the Trade Date” and (ii) any determination as to whether (A) the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law) or (B) the promulgation of or any change in or announcement or statement of the formal or informal interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), in each case, constitutes a “Change in Law” shall be made without regard to Section 739 of the Wall Street Transparency and Accountability Act of 2010 (the “WSTAA”) or any similar provision in any legislation enacted on or after the Trade Date; or
(v)    Ownership Event. In the good faith judgment of Dealer, on any day, the Share Amount for such day exceeds the Post-Effective Limit for such day (if any applies) (each, an “Ownership Event”). For purposes of this clause (v), the “Share Amount” as of any day is the number of Shares that Dealer and any person whose ownership position would be aggregated with that of Dealer (Dealer or any such person, a “Dealer Person”) under any law, rule, regulation or regulatory order or Counterparty constituent document that for any reason is, or after the Trade Date becomes, applicable to ownership of Shares (“Applicable Provisions”), owns, beneficially owns, constructively owns, controls, holds the power to vote or otherwise meets a relevant definition of ownership of under the Applicable Provisions, as determined by Dealer in its reasonable discretion. The “Post-Effective Limit” means (x) the minimum number of Shares that would give rise to reporting or registration obligations (except for any filing requirements on Form 13F, Schedule 13D or Schedule 13G under the Exchange Act, in each case, as in effect on the Trade Date) or other requirements (including obtaining prior approval from any person or entity) of a Dealer Person, or would result in an adverse effect on a Dealer Person, under the Applicable Provisions, as determined by Dealer in its reasonable discretion, minus (y) 1.0% of the number of Shares outstanding.
(g)    Termination Settlement. Upon the occurrence of any Acceleration Event, Dealer shall have the right to designate, upon at least one Scheduled Trading Day’s notice, any Scheduled Trading Day following such occurrence to be a Settlement Date hereunder

(a “Termination Settlement Date”) to which Physical Settlement shall apply, and to select the number of Settlement Shares relating to such Termination Settlement Date; provided that (i) in the case of an Acceleration Event arising out of an Ownership Event, the number of Settlement Shares so designated by Dealer shall not exceed the number of Shares necessary to reduce the Share Amount to reasonably below the Post-Effective Limit and (ii) in the case of an Acceleration Event arising out of a Stock Borrow Event, the number of Settlement Shares so designated by Dealer shall not exceed the number of Shares as to which such Stock Borrow Event exists. If, upon designation of a Termination Settlement Date by Dealer pursuant to the preceding sentence, Counterparty fails to deliver the Settlement Shares relating to such Termination Settlement Date when due or otherwise fails to perform obligations within its control in respect of this Transaction, it shall be an Event of Default with respect to Counterparty and Section 6 of the Agreement shall apply. If an Acceleration Event occurs during an Unwind Period relating to a number of Settlement Shares to which Cash Settlement or Net Share Settlement applies, then on the Termination Settlement Date relating to such Acceleration Event, notwithstanding any election to the contrary by Counterparty, Cash Settlement or Net Share Settlement shall apply to the portion of the Settlement Shares relating to such Unwind Period as to which Dealer has unwound its hedge and Physical Settlement shall apply in respect of (x) the remainder (if any) of such Settlement Shares and (y) the Settlement Shares designated by Dealer in respect of such Termination Settlement Date. If an Acceleration Event occurs after Counterparty has designated a Settlement Date to which Physical Settlement applies but before the relevant Settlement Shares have been delivered to Dealer, then Dealer shall have the right to cancel such Settlement Date and designate a Termination Settlement Date in respect of such Shares pursuant to the first sentence hereof. Notwithstanding the foregoing, in the case of a Nationalization or Merger Event, if at the time of the related Relevant Settlement Date the Shares have changed into cash or any other property or the right to receive cash or any other property, the Calculation Agent shall adjust the nature of the Shares as it determines appropriate to account for such change such that the nature of the Shares is consistent with what shareholders receive in such event.
(h)    Private Placement Procedures. If Counterparty is unable to comply with the provisions of sub-paragraph (ii) of “Agreements and Acknowledgments Regarding Shares” above because of a change in law or a change in the policy of the Securities and Exchange Commission or its staff, or Dealer otherwise determines that in its reasonable opinion any Shares to be delivered to Dealer by Counterparty may not be freely returned by Dealer or its affiliates to securities lenders as described under such sub-paragraph (ii) or otherwise constitute “restricted securities” as defined in Rule 144 under the Securities Act, then delivery of any such Shares (the “Restricted Shares”) shall be effected as provided below, unless waived by Dealer.
(i)    If Counterparty delivers the Restricted Shares pursuant to this clause (i) (a “Private Placement Settlement”), then delivery of Restricted Shares by Counterparty shall be effected in accordance with private placement procedures customary for private placements of equity securities of substantially similar size with respect to such Restricted Shares reasonably acceptable to Dealer; provided that Counterparty may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(a)(2) of the Securities Act for the sale by Counterparty to Dealer (or any affiliate designated by Dealer) of the Restricted Shares or the exemption pursuant to Section 4(a)(1) or Section 4(a)(3) of the Securities Act for resales of the Restricted Shares by Dealer (or any such affiliate of Dealer), and if Counterparty fails to deliver the Restricted Shares when due or otherwise fails to perform obligations within its control in respect of a Private Placement Settlement, it shall be an Event of Default with respect to Counterparty and Section 6 of the Agreement shall apply. The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Dealer, due diligence rights (for Dealer or any designated buyer of the Restricted Shares by Dealer), opinions and certificates, and such other documentation as is customary for private placement agreements of equity securities of a substantially similar size, all reasonably acceptable to Dealer. In the case of a Private Placement Settlement, Dealer shall, in its good faith discretion, adjust the amount of Restricted Shares to be delivered to Dealer hereunder in a commercially reasonable manner to reflect the fact that such Restricted Shares may not be freely returned to securities lenders by Dealer and may only be saleable by Dealer at a discount to reflect the lack of liquidity in Restricted Shares. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Clearance System Business Day following notice by Dealer to Counterparty of the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the date that would otherwise be applicable.
(ii)    If Counterparty delivers any Restricted Shares in respect of this Transaction, Counterparty agrees that (A) such Shares may be transferred by and among Dealer and its affiliates and (B) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed, Counterparty shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Dealer (or such affiliate of Dealer) to Counterparty or such transfer agent of any seller’s and broker’s representation letters customarily delivered by Dealer or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Dealer (or such affiliate of Dealer).
(i)    Indemnity. Counterparty agrees to indemnify Dealer and its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, incurred by or asserted against such

Indemnified Party arising out of, in connection with, or relating to, any material breach of any covenant or representation made by Counterparty in this Confirmation or the Agreement and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto, except to the extent determined in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from Dealer’s negligence, fraud, bad faith and/or willful misconduct or from a breach of any representation or covenant of Dealer contained in this Confirmation or the Agreement. The foregoing provisions shall survive any termination or completion of the Transaction.
(j)    Waiver of Trial by Jury. COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVE (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.
(k)    Governing Law/Jurisdiction. This Confirmation and any claim, controversy or dispute arising under or related to this Confirmation shall be governed by the laws of the State of New York without reference to the conflict of laws provisions thereof. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.
(l)    Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform Dealer obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Counterparty only to the extent of any such performance.
(m)    Insolvency Filing. Notwithstanding anything to the contrary herein, in the Agreement or in the Equity Definitions, upon any Insolvency Filing or other proceeding under the Bankruptcy Code in respect of the Issuer, this Transaction shall automatically terminate on the date thereof without further liability of either party to this Confirmation to the other party (except for any liability in respect of any breach of representation or covenant by a party under this Confirmation prior to the date of such Insolvency Filing or other proceeding), it being understood that this Transaction is a contract for the issuance of Shares by the Issuer.

(n)    Disclosure. Effective from the date of commencement of discussions concerning the Transaction, each of Dealer and Counterparty and each of their employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure.
(o)    Right to Extend. Dealer may postpone any Settlement Date or any other date of valuation or delivery, with respect to some or all of the relevant Settlement Shares, if Dealer determines, based on advice of counsel, that such extension is reasonably necessary or appropriate to enable Dealer to effect purchases of Shares in connection with its hedging activity hereunder in a manner that would, if Dealer were Counterparty or an affiliated purchaser of Counterparty, be in compliance with applicable legal and regulatory requirements.
(p)    Counterparty Share Repurchases. Counterparty agrees not to repurchase, directly or indirectly, any Shares if, immediately following such purchase, the Outstanding Share Percentage would be equal to or greater than 4.5%. The “Outstanding Share Percentage” as of any day is the fraction (1) the numerator of which is the aggregate of the Number of Shares for this Transaction and the “Number of Shares” (as defined in the applicable Additional Confirmation) under any outstanding Additional Transactions and (2) the denominator of which is the number of Shares outstanding on such day.
(q)    Limit on Beneficial Ownership. Notwithstanding any other provisions hereof, Dealer shall not have the right to acquire Shares hereunder and Dealer shall not be entitled to take delivery of any Shares hereunder (in each case, whether in connection with the purchase of Shares on any Settlement Date or any Termination Settlement Date, any Private Placement Settlement or otherwise) to the extent (but only to the extent) that, after such receipt of any Shares hereunder, (i) the Share Amount would exceed the Post‑Effective Limit, (ii) Dealer and each person subject to aggregation of Shares with Dealer under Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder (the “Dealer Group”) would directly or indirectly beneficially own (as such term is defined for purposes of Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder) in excess of 4.9% of the then outstanding Shares (the “Threshold Number of Shares”), (iii) Dealer would hold 5% or more of the number of Shares of Counterparty’s outstanding common stock or 5% or more of Counterparty’s outstanding voting power (the “Exchange Limit”) or (iv) such acquisition would result in a violation of any restriction on ownership or transfer set forth in Article IV of the Articles of Restatement of Counterparty (the “Counterparty Stock Ownership Restrictions”). Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that, after such delivery, (i) the Share Amount would exceed the Post-Effective Limit, (ii) the Dealer Group would directly or indirectly so beneficially own in excess of the Threshold Number of Shares, (iii) Dealer would directly or indirectly hold in excess of the Exchange Limit or (iv) such delivery would result in a violation of the Counterparty Stock Ownership Restrictions. If any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of this provision, Counterparty’s obligation to make such delivery shall not be extinguished and Counterparty shall make such delivery as promptly as practicable after, but in no event later than one Scheduled Trading Day after, Dealer gives notice to Counterparty that, after such delivery, (i) the Share Amount would not exceed the Post-Effective Limit, (ii) the Dealer Group would not directly or indirectly so beneficially own in excess of the Threshold Number of Shares, (iii) Dealer would not directly or indirectly hold in excess of the Exchange Limit and (iv) such delivery would not result in a violation of the Counterparty Stock Ownership Restriction.
In addition, notwithstanding anything herein to the contrary, if any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of the immediately preceding paragraph, Dealer shall be permitted to make any payment due in respect of such Shares to Counterparty in two or more tranches that correspond in amount to the number of Shares delivered by Counterparty to Dealer pursuant to the immediately preceding paragraph.
Dealer represents and warrants that, as of the Trade Date, if Dealer received the maximum number of Shares hereunder assuming both (i) Physical Settlement applies and (ii) no restrictions on the delivery of Shares hereunder were applicable, then the Counterparty Stock Ownership Restrictions would not apply so as to limit the number of Shares that Dealer could receive hereunder.
(r)    Commodity Exchange Act. Each of Dealer and Counterparty agrees and represents that it is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act, as amended (the “CEA”), the Agreement and this Transaction are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(51) of the CEA.
(s)    Bankruptcy Status. Subject to Paragraph 7(m) above, Dealer acknowledges and agrees that this Confirmation is not intended to convey to Dealer rights with respect to the transactions contemplated hereby that are senior to the claims of Counterparty’s common stockholders in any U.S. bankruptcy proceedings of Counterparty; provided, however, that nothing herein shall be deemed to limit Dealer’s right to pursue remedies in the event of a breach by Counterparty of its obligations and agreements with respect to this Confirmation and the Agreement; and provided, further, that nothing herein shall limit or shall be deemed to limit Dealer’s rights in respect of any transaction other than this Transaction.
(t)    No Collateral or Setoff. Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Counterparty hereunder are not secured by any collateral. Obligations in respect of this Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations in respect of this Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff, except that set-off solely with respect to amounts payable under this Transaction and any and all Additional Transactions governed by the Agreement shall be permissible.

(u)    Tax Matters.
(i)    For the purpose of Section 3(f) of the Agreement:

(1)	Dealer makes the following representations:

a.
(i) it is a bank organized under the laws of Canada, (ii) it is a corporation for U.S. federal income tax purposes and (iii) each payment received or to be received in connection with this Confirmation will be effectively connected with its conduct of a trade or business in the United States.

(2)	Counterparty makes the following representations:

a.	It is a “U.S. person” (as that term is used in section 1.1441‑4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes.

b.
It is a real estate investment trust for U.S. federal income tax purposes and is organized under the laws of the State of Maryland, and is an exempt recipient under Treasury Regulation Section 1.6049-4(c)(1)(ii)(J).

(ii)    Withholding Tax imposed on payments to non-US counterparties under the United States Foreign Account Tax Compliance Act. “Tax” and “Indemnifiable Tax”, each as defined in Section 14 of the Agreement, shall not include any FATCA Withholding Tax. For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of the Agreement.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“FATCA Withholding Tax” means any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.
(iii)    HIRE Act. To the extent that either party to the Agreement with respect to this Transaction is not an adhering party to the ISDA 2015 Section 871(m) Protocol published by the International Swaps and Derivatives Association, Inc. on November 2, 2015 and available at www.isda.org, as may be amended, supplemented, replaced or superseded from time to time (the “871(m) Protocol”), the parties agree that the provisions and amendments contained in the Attachment to the 871(m) Protocol are incorporated into and apply to the Agreement with respect to this Transaction as if set forth in full herein. The parties further agree that, solely for purposes of applying such provisions and amendments to the Agreement with respect to this Transaction, references to “each Covered Master Agreement” in the 871(m) Protocol will be deemed to be references to the Agreement with respect to this Transaction, and references to the “Implementation Date” in the 871(m) Protocol will be deemed to be references to the Trade Date of this Transaction. For greater certainty, if there is any inconsistency between this provision and the provisions contained in any other agreement between the parties with respect to this Transaction, this provision shall prevail unless such other agreement expressly overrides the provisions of the Attachment to the 871(m) Protocol.
(iv)    Tax documentation. For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, Counterparty shall provide to Dealer a valid and duly executed U.S. Internal Revenue Service Form W-9, or any successor thereto, with the “corporation” box checked on line 3 thereof (i) on or before the date of execution of this Confirmation; (ii) promptly upon reasonable demand by Dealer; and (iii) promptly upon learning that any such tax form previously provided by Counterparty has become inaccurate or incorrect. Additionally, Counterparty shall, promptly upon reasonable request by Dealer, provide, to the extent it is permitted by law,, such other tax forms and documents, accurately completed and in a manner reasonably satisfactory to Dealer, that may be required or reasonably requested in order to allow Dealer to make a payment under this Confirmation, including any Credit Support Document, without any deduction or withholding for or on account of any tax or with such deduction or withholding at a reduced rate.
For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, Dealer shall provide to Counterparty a valid and duly executed U.S. Internal Revenue Service Form W-8ECI, or any successor thereto, with the “corporation” box checked on line 4 thereof, (i) on or before the date of execution of this Confirmation; (ii) promptly upon reasonable demand by Counterparty; and (iii) promptly upon learning that any such tax form previously provided by Dealer has become inaccurate or incorrect. Additionally, Dealer shall, promptly upon reasonable request by Counterparty, provide, to the extent it is permitted by law, such other tax forms and documents, accurately completed and in a manner reasonably satisfactory to Counterparty, that may be required or reasonably requested in order to allow Counterparty to make a payment under this Confirmation, including any Credit Support Document, without any deduction or withholding for or on account of any tax or with such deduction or withholding at a reduced rate.

(v)    Wall Street Transparency and Accountability Act of 2010. The parties hereby agree that none of (i) Section 739 of the WSTAA, (ii) any similar legal certainty provision included in any legislation enacted, or rule or regulation promulgated, on or after the Trade Date, (iii) the enactment of the WSTAA or any regulation under the WSTAA, (iv) any requirement under the WSTAA or (v) any amendment made by the WSTAA shall limit or otherwise impair either party’s right to terminate, renegotiate, modify, amend or supplement this Confirmation or the Agreement, as applicable, arising from a termination event, force majeure, illegality, increased cost, regulatory change or similar event under this Confirmation, the Equity Definitions or the Agreement (including, but not limited to, any right arising from any Acceleration Event).
(w)    Other Forwards / Dealers. Dealer acknowledges that Counterparty has entered or may enter in the future into one or more substantially identical forward transactions for the Shares (each, an “Other Forward” and collectively, the “Other Forwards”) with [OTHER DEALER] and/or [OTHER DEALER], and/or affiliates thereof (each, an “Other Dealer” and collectively, the “Other Dealers”). Dealer and Counterparty agree that if Counterparty designates a “Settlement Date” with respect to one or more Other Forwards for which “Cash Settlement” or “Net Share Settlement” is applicable, and the resulting “Unwind Period” for such Other Forwards coincides for any period of time with an Unwind Period for this Transaction (the “Overlap Unwind Period”), Counterparty shall notify Dealer at least one Scheduled Trading Day prior to the commencement of such Overlap Unwind Period of the first Scheduled Trading Day and length of such Overlap Unwind Period, and Dealer shall be permitted to purchase Shares to unwind its hedge in respect of this Transaction only on alternating Scheduled Trading Days during such Overlap Unwind Period, commencing on the first, second, third or later Scheduled Trading Day of such Overlap Unwind Period, as notified to Dealer by Counterparty at least one Business Day prior to such Overlap Unwind Period (which alternating Scheduled Trading Days, for the avoidance of doubt, may be every other Scheduled Trading Day if there is only one Other Dealer, every third Scheduled Trading Day if there are two Other Dealers, etc.).
(x)    Delivery of Cash. For the avoidance of doubt, nothing in this Confirmation shall be interpreted as requiring Counterparty to deliver cash in respect of the settlement of this Transaction, except in circumstances where the required cash settlement thereof is permitted for classification of the contract as equity by ASC 815-40 (formerly EITF 00-19) as in effect on the Trade Date (including, without limitation, where Counterparty so elects to deliver cash or fails timely to elect to deliver Shares in respect of such settlement). For the avoidance of doubt, the preceding sentence shall not be construed as limiting (i) Paragraph 7(i) hereunder or (ii) any damages that may be payable by Counterparty as a result of breach of this Confirmation.
(y)    U.S. Stay Regulations. To the extent that the QFC Stay Rules are applicable hereto, then the parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Confirmation, and for such purposes this Confirmation shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Confirmation and each party shall be deemed to have the status of “Covered

Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Confirmation, and for such purposes this Confirmation shall be deemed a “Covered Agreement,” Dealer shall be deemed a “Covered Entity” and Counterparty shall be deemed a “Counterparty Entity.” In the event that, after the date of this Confirmation, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Confirmation and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Confirmation” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Dealer replaced by references to the covered affiliate support provider.
“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81-8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to [•] at [DEALER NAME] (email [•]).
Yours sincerely,

[DEALER NAME]
By:
Name:
Title:

Confirmed as of the date first above written:

PREFERRED APARTMENT COMMUNITIES, INC.
By:
Name: [•]
Title: [•]

SCHEDULE I

Forward Price Reduction Date	Forward Price Reduction Amount
Trade Date	USD []
[]	USD []
[]	USD []
[]	USD []
[]	USD []
[]	USD []
[]	USD []

Initial Share Cap:    1.75 times the Initial Number of Shares.

ANNEX A
PRICING SUPPLEMENT
[DEALER NAME AND ADDRESS]

Preferred Apartment Communities, Inc.
3284 Northside Parkway NW, Suite 150
Atlanta, GA 30327
Attention: [__________________]
Ladies and Gentlemen:
This Pricing Supplement is the Pricing Supplement contemplated by the Registered Forward Transaction dated as of [ ], 201[ ] (the “Confirmation”) between Preferred Apartment Communities, Inc., (“Counterparty”) and [DEALER NAME] (“Dealer”).
For all purposes under the Confirmation,
(a)    the Hedge Completion Date is [ ];
(b)    the Number of Shares shall be [ ], subject to further adjustment in accordance with the terms of the Confirmation;
(c)    the Initial Forward Price shall be USD [ ]; and
(d)    the Final Date shall be [ ].
Very truly yours,
[DEALER NAME]
By:
Name:
Title:

Confirmed as of the date first above written:

PREFERRED APARTMENT COMMUNITIES, INC.
By:
Name:
Title:

C-33